As filed July 12, 2019

Securities Act Registration No. 033-11905

Investment Company Act Registration No. 811-05010

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 195 X

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 196 X

Mutual Fund and Variable Insurance Trust

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

J. Stephen Feinour, Jr.

Stradley Ronon Stevens & Young LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

on (date) pursuant to paragraph (b)

X	60 days after filing pursuant to paragraph (a)(i)

on __________ pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Rational Special Situations Income Fund

Class A: RFXAX Class C: RFXCX Institutional: RFXIX

PROSPECTUS
July 12, 2019

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.rationalmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-800-253-0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

TABLE OF CONTENTS

FUND SUMMARY: RATIONAL SPECIAL SITUATIONS INCOME FUND	2
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	13
HOW TO BUY SHARES	43
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	54
VALUING FUND ASSETS	55
DIVIDENDS, DISTRIBUTIONS AND TAXES	55
MANAGEMENT OF THE FUND	57
FINANCIAL STATEMENTS	60
APPENDIX A	61
FOR MORE INFORMATION	63

FUND SUMMARY: RATIONAL SPECIAL SITUATIONS INCOME FUND

Investment Objective: The Fund’s investment objective is to seek total return consisting of capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 43 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 52.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)(3)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses(3)	2.16%	2.41%	3.16%
Fee Waivers and/or Expense Reimbursements(3)(4)	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)(4)	1.75%	2.00%	2.75%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3)  Estimated expenses for the current fiscal year.

(4)	The Fund’s investment advisor, Rational Advisors, Inc., has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, non-routine or extraordinary expenses (such as litigation or reorganizational costs), and costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment adviser or sub-advisor) to not more than 1.75%, 2.00% and 2.75% of the daily net assets of the Fund’s Institutional Shares, Class A Shares and Class C Shares, respectively, through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$178	$637
Class A Shares	$668	$1,154
Class C Shares – no redemption	$278	$936
Class C Shares – with redemption	$378	$936

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as a mutual fund as of the date of this Prospectus, the Fund has not yet had any portfolio turnover. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non-agency residential mortgage-backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises or agencies (such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Government National Mortgage Association (GNMA). The Fund’s non-agency mortgage-backed securities investments have a wide variety of payment characteristics and preferences, and can have fixed or floating interest rates. The Fund may also invest in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans. The Fund’s investment sub-advisor, ESM Management, LLC (the "Sub-Advisor"), will allocate the Fund’s investments to asset classes that it views as offering the best values in the marketplace on a relative (risk-adjusted) basis at that time, with an emphasis on preservation of capital.

The Sub-Advisor seeks to identify, through its own proprietary research and analysis, investments that it believes are undervalued and/or have the potential to achieve an above-market yield over the longer term. The investment strategy seeks to identify “special situations” within fixed income markets, particularly the market for non-agency mortgage-backed securities, where the Fund will make opportunistic investments in securities that may be mispriced due to structural or market driven factors. In this regard, the Sub-Advisor seeks to identify inefficiencies or flaws in the underlying legal and technical structures of certain debt issuances, and then exploit these opportunities while seeking to limit downside exposure. The Sub-Advisor seeks to identify investments where a technical or structural flaw that has gone unnoticed by other market participants, or if the market is aware of the issue, where other participants are, in the opinion of the Sub-Advisor, undervaluing the expected return. The Sub-Advisor will seek to remedy issues it has identified in the security through activist strategies, including (i) bringing the technical issue to the attention of indenture trustees or servicers; (ii) negotiating with the applicable parties to compensate the Fund for the issue; or (iii) through litigation or the threat of litigation. The

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opportunities that the Sub-Advisor seeks to identify may come in the form of flaws of logic or interpretation in a debt security’s pooling and servicing agreements or bond indentures. Once an investment is identified, the Sub-Advisor estimates various factors, including the investment’s anticipated baseline return, potential upside, probability of upside scenario and investment horizon. Based on this analysis and the market opportunity in terms of outstanding issue size and ability to source the security, the Fund’s investment will be sized based on the Sub-Advisor’s discretion.

The Fund does not limit its investments to a particular credit quality and may invest without limitation in debt securities rated below investment grade (commonly referred to as "junk" bonds). Below investment grade securities include those rated, at the time of purchase, below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization (“NRSRO”), as well as non-rated securities determined by the Sub-Advisor to be of comparable quality. The securities underlying the mortgage- and asset-backed securities in which the Fund invests may include distressed debt securities (i.e., underlying loans and assets that are in default or likely to default). An NRSRO will consider the underlying loans or assets collateralizing a mortgage- or asset-backed security when determining the credit rating of such security. The Sub-Advisor will also take into account the security’s credit rating when evaluating the security for investment by the Fund.

In managing the Fund’s investments, the Sub-Advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 30 years and a weighted average effective duration that ranges between -9 and 9 years. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Certain mortgage-related securities in which the Fund may invest such as interest-only securities and related derivatives have “negative duration.” This means that the value of these instruments normally increases as interest rates increase, unlike most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Fund may also invest in U.S. Treasury and agency securities, structured notes, and over-the-counter and exchange-traded derivative instruments. The Fund will use derivatives for hedging and investment purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and call and put options on interest rate futures. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class representative of the default risks faced by the Fund, and credit spread options. The Fund may also use one or more of these derivatives as a substitute for or to gain exposure to a security or asset class.

The Fund currently does not intend to invest more than 25% of its total assets in the obligations of borrowers in any single industry, except that the Fund will invest more than 25% of its total assets in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could

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lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which mortgage loans are guaranteed by the U.S. government, its agencies or instrumentalities. These guarantees are made at the “loan level” and relate only to the payment of principal and interest on the underlying mortgage loans. These loan-level governmental guarantees do not cover the payment of principal and interest on, or fluctuations in the market values of, the related mortgage-backed securities, and do not apply to investors’ purchase of shares of the Fund.

Mortgage-backed securities issued or guaranteed by governmental agencies or instrumentalities such as Ginnie Mae, or government-sponsored entities such as Fannie Mae and Freddie Mac, are generally known as “agency mortgage-backed securities.” Agency mortgage-backed securities are backed by mortgage loans that satisfy the underwriting and other criteria published by the applicable governmental entity. The payment of interest and principal on these mortgage-backed securities is generally guaranteed by the applicable governmental entity.

Mortgage-backed securities issued by private issuers are also known as “non-agency” mortgage-backed securities. Non-agency mortgage-backed securities are not subject to the same stringent underwriting requirements as agency mortgage-backed securities and, therefore, the mortgage loans underlying privately issued mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for agency mortgage-backed securities.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary as interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Mortgage-backed securities may be backed by mortgage loans across the spectrum of credit quality. Lower credit quality mortgage loans, such as those considered “subprime,” are more likely to default than those considered “prime” by a rating agency or service provider. Mortgage-backed securities supported by subprime mortgage loans generally carry a higher risk of loss and are potentially less liquid than mortgage-backed securities supported by prime mortgage loans, as an economic downturn or period of rising interest rates could adversely affect the market for sub-prime mortgage loans and thereby reduce the Fund’s ability to sell securities backed by such

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loans. Additionally, subprime loan borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Real Estate Risk. Through its investments in mortgage-related securities, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk” bonds. Credit risk may be substantial for the Fund.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.

Junk Bond Risk. Lower-quality bonds, known as "high-yield" or "junk" bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell the bonds in its portfolio. The lack of a liquid market for these bonds could decrease the value of the Fund's portfolio and net asset value per share.

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Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential total return of the securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results.

Activist Strategies Risk. As part of the Fund’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to the management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Concentration Risk. Because the Fund concentrates its investments in a sector, industry or group of industries, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such sector, industry or group of industries than a fund that invests its assets more broadly.

Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are subject to prepayment risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Asset-backed securities are also subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDOs and CLOs as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in

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such tranche of the CDO or CLO, respectively. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Structured Note Risk. Structured notes are subject to credit risk, default risk, adverse changes in the index or reference asset to which payments are linked, and may involve leverage risk.

U.S. Government Obligations Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored entities may not be backed by the full faith and credit of the U.S. government.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Spread Options Risk. The Fund's credit spread options positions expose the Fund to leverage risk because a small investment may produce large changes in Fund value. Additionally, the Fund's credit spread options positions expose the Fund to losses limited by the spread’s price differential, which is the difference between the strike prices less

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the net credits from writing a call (put) option while buying a call (put) option at a higher (lower) strike price.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Swaps Risk. Swaps are subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to

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magnify the Fund's losses. Like other derivatives, swaps are also subject to leverage risk, which will tend to magnify the Fund's losses.

Total Return Swap Risk. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk and liquidity risk.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's net asset value and cause the Fund's returns and net asset value per share to experience significant increases or declines in value over short periods of time.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Performance: The Fund commenced operations by acquiring all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization, which was consummated after the close of business on July 12, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional Shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

The Fund is a newly registered mutual fund and does not have a full calendar year of performance as a mutual fund. Prior performance shown below is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses (i.e., the Predecessor Fund’s annual management fees and operating expenses) over various periods ended December 31, 2018, as adjusted to include any applicable sales loads and distribution (12b-1) fees of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to include the other fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Fund for each full calendar year since its inception. The performance table compares the Predecessor Fund’s performance over time to the performance of a broad-based market index as well as an index reflecting the performance of mortgage pass-through securities guaranteed by government-sponsored enterprises or agencies.

Once the Fund commences operations, the performance of each class of Shares will differ as a result of the different levels of fees and expenses applicable to each class of Shares. You should be aware that the

9

Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Predecessor Fund was organized as a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends and distributions. As a result of its different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. Updated performance information and daily net asset value per share are available at no cost by calling toll-free 800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 12.56% (quarter ended March 31, 2013), and the lowest return for a quarter was (3.23)% (quarter ended September 30, 2011). The Predecessor Fund’s year-to-date return for the period ended June 30, 2019 was 5.90%.

Average Annual Total Returns -

(For periods ended December 31, 2018)

	1 Year	5 Years	Since the Predecessor Fund’s Inception February 1, 2009
Institutional	11.28%	8.98%	16.81%
Class A1	5.73%	7.66%	15.95%
Class C1	10.18%	7.91%	15.66%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.60%

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Bloomberg Barclays US Mortgage Backed Securities (MBS) Index (reflects no deduction for fees, expenses or taxes)	0.99%	2.53%	3.12%

1. Includes the effect of the maximum sales load and distribution (12b-1) fee.

Advisor: Rational Advisors, Inc. (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: ESM Management LLC (the “Sub-Advisor”) is the Fund’s investment sub-advisor.

Portfolio Managers: Eric S. Meyer, Founder and Co-Portfolio Manager of the Sub-Advisor, and William R. Van de Water, Managing Director and Co-Portfolio Manager of the Sub-Advisor, are jointly and primarily responsible for the management of the Fund’s portfolio. Dr. Meyer and Mr. Van de Water have served the Fund as portfolio managers since its inception in 2019. Dr. Meyer and Mr. Van de Water managed the Predecessor Fund since its inception in 2009.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional Shares is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the transfer agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Rational Special Situations Income Fund	The Fund’s objective is to seek total return consisting of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

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The Fund’s main investment strategies are discussed in the Fund Summary and are the strategies that the Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this Prospectus, which are disclosed in detail in the Fund’s SAI. For a copy of the SAI, please call toll free at 1-800-253-0412 or visit the Fund’s website at www.rationalmf.com.

Rational Special Situations Income Fund

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency residential and commercial mortgage-backed securities, with a focus on non-agency residential mortgage-backed securities. Non-agency residential mortgage-backed securities are collateralized by pools of residential mortgages which are not insured by government sponsored enterprises (“GSEs”) or government agencies, including the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Government National Mortgage Association (GNMA). Many of the mortgages underlying non-agency mortgage-backed securities are non- conforming (not eligible for GSE or agency purchase) for a variety of reasons, including loan size above GSE limits, incomplete documentation of assets or income, excessive borrower debt-to-income ratio (as defined by the GSEs), or unusual loan terms for which GSEs have not established programs. The Fund’s non-agency mortgage-backed securities investments have a wide variety of payment characteristics and preferences, and can have fixed or floating interest rates. The Fund may also invest in collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other asset-backed securities, including those backed by credit card receivables, auto loans, aircraft leases and student loans. The Fund’s investment sub-advisor, ESM Management, LLC (the "Sub-Advisor"), will allocate the Fund’s investments to asset classes that it views as offering the best values in the marketplace on a relative (risk-adjusted) basis at that time, with an emphasis on preservation of capital.

The Sub-Advisor seeks to identify, through its own proprietary research and analysis, investments that it believes are undervalued and/or have the potential to achieve an above-market yield over the longer term. The investment strategy seeks to identify “special situations” within fixed income markets, particularly the market for non-agency mortgage-backed securities, where the Fund can make opportunistic investments in securities that may be mispriced due to structural or market driven factors. In this regard, the Sub-Advisor seeks to identify inefficiencies or flaws in the underlying legal and technical structures of certain debt issuances, and then exploit these opportunities while seeking to limit downside exposure. The Sub-Advisor seeks to identify investments where a technical or structural flaw that has gone unnoticed by other market participants, or if the market is aware of the issue, where other participants are, in the opinion of the Sub-Advisor, undervaluing the expected return. The Sub-Advisor will seek to remedy issues it has identified in the security through activist strategies, including (i) bringing the technical issue to the attention of indenture trustees or servicers; (ii) negotiating with the applicable parties to compensate the Fund for the issue; or (iii) through litigation or the threat of litigation. The opportunities that the Sub-Advisor seeks to identify may come in the form of flaws of logic or interpretation in a debt security’s pooling and servicing agreements or bond indentures. Once an investment is identified, the Sub-Advisor estimates various factors, including the investment’s anticipated baseline return, potential upside, probability of upside scenario and investment horizon. Based on this analysis and the market opportunity in terms of outstanding issue size and ability to source the security, the Fund’s investment will be sized based on the Sub-Advisor’s discretion.

The Fund does not limit its investments to a particular credit quality and may invest without limitation in debt securities rated below investment grade (commonly referred to as "junk" bonds). Below investment grade securities include those rated, at the time of purchase, below Baa3 by Moody's Investor Services or equivalently by another NRSRO, as well as non-rated securities determined by the Sub-Advisor to be of comparable quality. The securities underlying the mortgage- and asset-backed securities in which the

12

Fund invests may include distressed debt securities (i.e., underlying loans and assets that are in default or likely to default). An NRSRO will consider the underlying loans or assets collateralizing a mortgage- or asset-backed security when determining the credit rating of such security. The Sub-Advisor will also take into account the security’s credit rating when evaluating the security for investment by the Fund.

In managing the Fund’s investments, the Sub-Advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 30 years and a weighted average effective duration that ranges between -9 and 9 years. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Certain mortgage-related securities in which the Fund may invest such as interest-only securities and related derivatives have “negative duration.” This means that the value of these instruments normally increases as interest rates increase, unlike most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and allows the portfolio to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Fund may also invest in U.S. Treasury and agency securities, structured notes, and over-the-counter (OTC) and exchange-traded derivative instruments. The Fund will use derivatives for hedging and investment purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and call and put options on interest rate futures. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class representative of the default risks faced by the Fund, and credit spread options. The Fund may also use one or more of these derivatives as a substitute for or to gain exposure to a security or asset class.

Swap agreements, such as interest rate, total return and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

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An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one rate is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments.

A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific currency or an interest-rate bearing asset, at a specified price at a specified later date that trade on an exchange.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. For example, when the investment manager expects the price of a stock held by the Fund to decline in value, the Fund may also purchase put options that are expected to increase in value as the market price of the stock declines to hedge against such anticipated decline in value.

A credit spread option is an alternative option writing strategy which involves selling or “writing” an option and also purchasing another option on the same underlying security. The option that is written is sold at a higher price than the cost of the option that is purchased, thereby creating a credit. Unlike writing uncovered options, where the potential for unlimited loss exists, the maximum loss is limited to the amount of the difference between the strike prices of the two options in the spread. Any loss would be further reduced by the amount of the credit received, less commissions and fees.

The Fund currently does not intend to invest more than 25% of its total assets in the obligations of borrowers in any single industry, except that the Fund will invest more than 25% of its total assets in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Fund may invest in other investment companies, including affiliated funds advised by the Advisor.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies the Fund’s principal risks and non-principal risks. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Key: Principal Risk ●

Non-Principal Risk ○

Risks
Activist Strategies Risk	●
American Depositary Receipts Risk	○
Affiliated Investment Company Risk	○
Asset-Backed Securities Risk	●
Bank Loans Risk	○
Basic Materials Industry Risk	○
Business Development Companies (“BDC”) Risk	○
Call Options Risk	○
Capacity Risk	○
Cash or Cash Equivalents Risk	○
CDOs and CLOs Risk	●
Changing Fixed Income Market Conditions Risk	○
Collateralized Bond Obligation Risk	○
Commodity Risk	○
Concentration Risk	●
Conflict of Interest – Advisors/Sub-Advisors Risk	○
Conflict of Interest – Portfolio Manager Risk	○
Consumer Discretionary Sector Risk	○
Consumer Staples Sector Risk	○
Convertible Bond Risk	○
Convertible Securities Risk	○
Counterparty Risk	○
Credit Default Swap Risk	●
Credit Risk	●
Credit Spread Options Risk	●
Currency Risk	○
Cybersecurity Risk	○
Derivatives Risk	●
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Dividend Yield Risk	○
Duration Risk	○
Emerging Markets Risk	○
Energy and Infrastructure Industry Risk	○
Energy Sector Risk	○
Equity Securities Risk	○
Exchange Traded Fund Risk	○
Exchange Traded Note Risk	○
Extension Risk	●
Financials Sector Risk	○
Fixed Income Securities Risk	●
Floating Rate Loans Risk	○
Foreign Exchanges Risk	○
Foreign Investment Risk	○
Forwards Risk	○
Futures Risk	●
Geographic Concentration Risk	○
Growth Stock Risk	○
Healthcare Sector Risk	○
Hedging Risk	○
Income Risk	●
Industrials Sector Risk	○
Inflation-Indexed Bond Risk	○
Inflation-Protected Securities Risk	○
Information Technology Sector Risk	○
Interest Rate Risk	●
Inverse ETF and ETN Risk	○
Investment Style Risk	○
Issuer Specific Risk	○
Junk Bond Risk	●
Large Capitalization Company Risk	○
Leverage Risk	●
Leveraged ETF Risk	○
Liquidity Risk	●
Litigation Risk	○
Loan Risk	○
Machinery and Electrical Equipment Industry Risk	○
Management Risk	●
Market Risk	●
Medium Capitalization Company Risk	○
Micro Capitalization Company Risk	○
MLP and MLP-Related Securities Risk	○
Mortgage-Backed Securities Risk	●
Municipal Bond Risk	○
New Sub-Advisor Risk	●
Non-Diversification Risk	●
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Options Market Risk	●
Options Risk	●
Over-the-Counter Trading Risk	●
Preferred Stock Risk	○
Prepayment Risk	●
Real Estate Risk	●
REIT Risk	○
Regulatory Risk	○
Repurchase and Reverse Repurchase Agreements Risk	○
Restricted Securities Risk	○
Risk Management Risk	○
Security Risk	●
Short Selling Risk	○
Smaller Capitalization Company Risk	○
Sovereign Debt Risk	○
Structured Note Risk	●
Swaps Risk	●
Total Return Swap Risk	●
U.S. Government Obligations Risk	●
Underlying Fund Risk	○
Utilities Sector Risk	○
Volatility ETN Risk	○
Volatility Risk	●

Activist Strategies Risk. As part of the Fund’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities.

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an

17

exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Fund may invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the Affiliated Funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. Asset-backed securities are also subject to extension risk. The prices of asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Advisor to forecast interest rates and other economic factors correctly. The Sub-Advisor's assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market

18

conditions and/or increased competition affecting that economic sector. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares without paying a substantial penalty or at all. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Capacity Risk. The markets and securities in which the Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Interest rate increases could

19

cause the value of a fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Commodity Risk. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. Concentration risk is the possibility that securities within the same industry or group of industries will decline in price due to industry-specific market or economic developments. If the Fund invests more heavily in a particular industry or group of industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that industry or group of industries. As a result, the Fund's net asset value per share may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some industries could be subject to greater government regulation than other industries. Therefore, changes in regulatory policies for those industries may have a material effect on the value of securities issued by companies in those industries.

Conflict of Interest – Advisor/Sub-Advisor Risk. The Advisor, Sub-Advisor, portfolio managers and other individuals associated with the Advisor and Sub-Advisor may have compensation and/or other arrangements that may be in conflict to the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio
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manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.
•	The Advisor and Sub-Advisor have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible

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security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Sub-Advisor to present acceptable credit risk.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk” bonds. Credit risk may be substantial for the Fund.

Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless. The Fund may also take short positions, through derivatives, if the Sub-Advisor believes the value of a currency is likely to depreciate in value. A "short" position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor, the Sub-Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or

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other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Derivatives Risk. The Fund may use derivatives including options, futures, swaps and other transactions). The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  The Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, the Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

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Credit Spread Options Risk. The Fund's credit spread options positions expose the Fund to leverage risk because a small investment may produce large changes in Fund value. Additionally, the Fund's credit spread options positions expose the Fund to losses limited by the spread’s price differential, which is the difference between the strike prices less the net credits from writing a call (put) option while buying a call (put) option at a higher (lower) strike price.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Hedging Risk. Hedging is a strategy in which the Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging strategies and may choose not to do so.

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk: It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s options strategy. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

In general, option prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

•	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading options permits a high degree of leverage. Accordingly, a relatively small price movement in the underlying reference instrument may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of options can amplify the effects of market volatility on the Fund's share price.
•	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular options might be difficult to purchase or sell,
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possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•	Tracking Risk: Options may not be perfect substitutes for the securities or other underlying reference instrument they are intended to track or hedge. Factors such as differences in supply and demand for certain options may cause their returns to deviate from the Sub-Advisor's expectations. Consequently, option returns may not be highly correlated to the securities they are intended to hedge.
•	Sub-strategy Risk: Certain hedging strategies known as spreads or straddles expose the Fund to the risk that these sub-strategies may not perform as expected. In a spread transaction, the Fund will invest in a combination of long and sold (written) positions on an option on an underlying reference instrument but with, for example, different strike prices. The long option may underperform while the sold option increases in price more than the Sub-Advisor expects. In a straddle transaction, the Fund will invest in long puts and calls or sell puts and calls on an underlying reference instrument. Long straddle options may expire worthless. Short straddle options expose the Fund to potentially large losses on sold puts and potentially unlimited losses on sold calls.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total returns swaps are credit risk (if the counterparty fails to meet its obligations) and liquidity risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in

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certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or

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environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Exchange Traded Fund (“ETF”) Risk. The Fund may invest in ETFs as part of its principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Sub-Advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

Exchange Traded Note (“ETN”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more

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stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Fixed Income Securities Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). Recently, interest rates have been historically low and interest rate risk may be heightened. Other risk factors include credit risk (the risk that the debtor may default). Lowered credit ratings may cause a drop in a fixed income security’s price and are associated with greater risk of default on interest and principal payments. Certain fixed income securities may be paid off early when the issuer can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result, which reduces the Fund’s ability to reinvest at higher rates. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term

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interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

 Foreign Investment Risk. To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth"

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stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Income Risk. The Fund’s distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences deterioration of the underlying debt securities it holds, or when the Fund realizes a loss upon the sale of a debt security.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

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Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to the ETF’s or ETN’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF or ETN increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer Specific Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as "high-yield" or "junk" bonds, are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a

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significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund's portfolio and net asset value per share.

Large Capitalization Company Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.  During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's net asset value per share and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to

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settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor's or Sub-Advisor’s proprietary investment process. The Adviser's or Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's or Sub-Advisor’s investment strategy or strategies will produce the desired results. As a result, the Fund could underperform other investment vehicles with similar investment objectives. The Advisor’s assessment of the Sub-Advisor’s investment acumen may prove incorrect.

Market Risk. The market value of the Fund’s portfolio securities may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, sector or the market as a whole. This volatility may cause the value of your investment in the Fund to decline. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels and political events may adversely affect the securities markets. Stocks and bonds involve the risk that they may never reach what the Sub-Advisor believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

Medium Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Company Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may

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trade in less liquid markets in which it may be more difficult for the Sub-Advisor to sell at times and at prices that the Sub-Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years.

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Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

New Sub-Advisor Risk. The Sub-Advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to the management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from

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which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security. The Fund may also experience losses in

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the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Sub-Advisor uses to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility and may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This may also affect the Fund’s ability to meet redemption requests or

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other current obligations. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in the Underlying Funds are described below:

•	Closed-End Fund Risk. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund's investment objective. Closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
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•	ETF Tracking Risk: Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.
•	Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the fund’s adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
•	Mutual Fund Risk: Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund's investment objective and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.
•	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund's net asset value and cause the Fund's returns and net asset value per share to experience significant increases or declines in value over short periods of time.

Exclusion of Investment Advisor from Commodity Pool Operator Definition

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With respect to the Fund, the Advisor has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Fund’s SAI and on the Fund’s website at www.rationalmf.com.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day.  Requests received after 4:00 p.m. ET will be processed on the next business day.

Good Order:   When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         a check payable to the Fund

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Multiple Classes

The Fund offers three classes of Shares: Class A Shares, Class C Shares and Institutional Shares. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, sales charges for Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. The breakpoint schedule is set out below under “Sales Charges.”

The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Fund:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”

• A contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges — all of your money goes to work for you right away.
•	CDSCs on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund.”

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C Shares and may have different policies and procedures regarding the availability of sales load waivers and reductions. Such

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intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this Prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Sales Charges on Class A Shares

Purchases of Class A Shares of the Fund are subject to the following front-end sales charges. The front-end sales charges do not apply to Class A Shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price*	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above *+	0.00%	0.00%	0.00%

* Offering price includes the front-end sales charge. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

+ A CDSC of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction. Certain intermediaries may provide different CDSC waivers or discounts, which are described in Appendix A to this Prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers.”

How to Reduce Your Class A Sales Charge

The Fund offers a number of ways to reduce or eliminate the front-end sales charge on Class A Shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a

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Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Fund’s investments held by the members of your immediately family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

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Investments of $1 Million or More: For the Fund, with respect to Class A Shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A Shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A Shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A Shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this Prospectus.

Sales Charge on Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

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Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Distribution Plans

The Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of each class of shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, the Fund may finance from the assets of each class of shares certain activities or expenses that are intended primarily to result in the sale of the respective class of shares.

The maximum Rule 12b-1 fee for Class A and Institutional Shares is 0.25% of the average daily net assets of the class of shares. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

With respect to Class C Shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Fund’s Class A, Class C and Institutional Share Classes. The Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares (in addition to those included in the Fund’s 12b-1 fees above for Class C Shares only) and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to

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sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors

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purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Fund through the SIP. To participate, you must open an account with the Fund by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals. Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Fund will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in the Fund for Class A Shares is $50 and Class C Shares is $50 and the minimum subsequent investment for the Fund’s Institutional Shares is $500. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

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Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provides the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

You may redeem your shares in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

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c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A Shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C Shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Fund uses a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

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Redemptions in Kind. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption, please call the Fund’s transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege. Shareholders have a one-time right within 60 days of redeeming Class A Shares to reinvest the redemption proceeds at the next determined NAV in Class A Shares without any sales charge. The investor must notify the Fund in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of the Fund for the same class of Shares of any other Rational Fund offering such shares.

Additional Information

In order to exchange Shares of the Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m., ET) that day.

The Fund may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder

51

and may bar that shareholder from purchasing shares of other Rational Funds. (See “Frequent Trading Policies.”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Rational Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Fund makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A Shares.

Exchanging C Shares

Class C Shares for the Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Fund makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Satisfy the minimum investment requirements
•	You must meet the minimum investment requirements of the fund into which you are exchanging Shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Fund at 800-253-0412
•	Your Investment Professional

OR

   Write

•       Mutual Fund and Variable Insurance Trust

52

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

4.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
•	Name of the Fund into which you wish to make the exchange (exchange INTO) — make sure this Fund offers the applicable class of shares
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Fund’s distributor may be converted by the financial intermediary, without notice, to another share class of the Fund, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend

53

or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income.

The Fund intends to declare and distribute dividends from net investment income of each class of Shares, if any, monthly. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), if any, at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes

54

on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Rational Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker),

55

please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number, your account will and certain required certifications, you may be subject to backup withholding. on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors. Non-U.S. investors may be subject to US withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

MANAGEMENT OF THE FUND

Advisor

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Rational Advisors, Inc. has been retained by the Trust under a management agreement to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies, also known as a “fund complex.” Information regarding the funds in the fund complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisor

The Fund’s investment sub-advisor is ESM Management LLC, located at 262 West 38th Street, Suite 507, New York, NY 10018. The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. The Sub-Advisor was founded in 2009 and provides investment management services to institutional clients, such as pension funds, mutual funds, family offices, high net-worth individuals and hedge funds.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund.

Portfolio Managers

Eric S. Meyer and William R. Van de Water are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Eric S. Meyer – Founder and Co-Portfolio Manager of the Sub-Advisor

Eric S. Meyer has been working in finance since 1995 and he founded ESM Management LLC in January 2009.  From 1997 through 2008, Dr. Meyer worked at Susquehanna International Group. His primary responsibilities included building and managing the emerging markets bond trading group, building and managing a fixed income arbitrage group, creating and managing tax-advantaged trading strategies, and trading and investing in mortgage-backed securities. From 1995 through 1997, he was a quantitative researcher in the fixed income relative value arbitrage group at D. E. Shaw & Co., a hedge fund based in New York.  Before entering the financial field, Dr. Meyer was a physicist at the National Institute of Standards and Technology in Gaithersburg, MD. He received both his A.B. degree and Ph.D. degree in Physics from Harvard University.

William R. Van de Water – Managing Director and Co-Portfolio Manager of the Sub-Advisor

William R. Van de Water has been working in finance since 2005.  Mr. Van de Water joined ESM Management LLC as a residential mortgage-backed securities analyst and trader in June 2009 and became a managing director in December 2009.  In 2014, Mr. Van de Water became a co-portfolio manager at ESM Management LLC. From 2005 through March 2009, Mr. Van de Water worked in the Boston office of Susquehanna International Group.  His primary responsibility was to analyze and trade mortgage-backed securities. Mr. Van de Water earned joint B.S. degrees in Physics, Business, Economics, and Management from the California Institute of Technology in 2005.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Manager-of-Managers Order

An affiliate of the Advisor has obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that would permit the Advisor, with the Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors with respect to the Fund without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including with respect to sub-advisory fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

Advisory and Sub-Advisory Services

The Fund pays the Advisor management fees as a percentage of the Fund’s average daily net assets for its services as investment advisor as set forth in the chart below ..

Fund	Percentage of Average Daily Net Assets
Rational Special Situations Income Fund	1.50%

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 100% of the net advisory fees paid by the Fund on net assets acquired in the Reorganization and 50% of the net advisory fees paid by the Fund on all other net assets of the Fund.

The Fund’s investment advisor, Rational Advisors, Inc., has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, non-routine or extraordinary expenses (such as litigation or reorganizational costs), and costs and expenses of litigation or claims on behalf of the Fund regarding portfolio investments initiated (or threatened) by the investment adviser or sub-advisor) to not more than 1.75%, 2.00% and 2.75% of the daily net assets of the Fund’s Institutional Shares, Class A Shares and Class C Shares, respectively, through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its Rule 12b-1 distribution plan, or the Fund’s Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution-related services to the Fund’s shareholders to the extent these institutions are allowed to do so

58

by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor and the sub-advisory agreement with the Sub-Advisor will be available in the Trust’s semi-annual report to shareholders for the fiscal year ending December 31, 2019.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

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Appendix A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the respective Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by or through a 529 Plan
  Shares purchased through a Merrill Lynch affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
  Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

  Death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

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Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus.

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual report for the Fund, when available, will contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05010

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STATEMENT OF ADDITIONAL INFORMATION

July 12, 2019

Mutual Fund and Variable Insurance Trust

Rational Special Situations Income Fund

Class A Shares: RFXAX Class C Shares: RFXCX Institutional Shares: RFXIX

17645 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Rational Special Situations Income Fund (the “Fund”) dated July 12, 2019 (“Prospectus”). The Fund is a separate series of the Mutual Fund and Variable Insurance Trust (“Trust”), an open-end management company organized as a Delaware Statutory Trust. This SAI is incorporated in its entirety into the Prospectus.

Copies of the Fund’s Prospectus and the Fund’s Annual Report (when available) may be obtained at no charge from the Trust by writing to the above address or calling 800-253-0412.

TABLE OF CONTENTS

RATIONAL SPECIAL SITUATIONS INCOME FUND	1
INVESTMENT RESTRICTIONS	1
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	35
TRUSTEES AND OFFICERS	36
PRINCIPAL SHAREHOLDERS	41
ADVISOR AND SUB-ADVISOR	42
CODE OF ETHICS	44
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	44
COMPLIANCE SERVICES	45
CUSTODIAN	46
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
COUNSEL	46
DISTRIBUTOR	46
SHAREHOLDER SERVICES	47
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	47
PROXY VOTING POLICY	48
PORTFOLIO TURNOVER	48
PORTFOLIO TRANSACTIONS	48
PURCHASE AND REDEMPTION OF SHARES	50
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	51
WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	52
WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES	53
FRONT-END SALES CHARGE REALLOWANCES	52
SHAREHOLDER RIGHTS	54
NET ASSET VALUE	55
TAX INFORMATION	56
DIVIDENDS AND DISTRIBUTIONS	70
FINANCIAL STATEMENTS	71

Appendix A—Investment Ratings	A-1
Appendix B – Proxy Voting Policies and Procedures	B-1
Appendix C – Predecessor Fund Financial Statements	C-1

RATIONAL SPECIAL SITUATIONS INCOME FUND

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this SAI, the Trust operates thirteen separate series or mutual funds – eleven retail portfolios and two variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The Fund is non-diversified. Much of the information contained in this SAI expands upon subjects discussed in the Fund’s Prospectus. No investment in units of beneficial interest (“Shares” or “shares”) of the Fund should be made without first reading the Fund’s Prospectus.

The Fund acquired all of the assets and liabilities of the ESM Fund I, L.P. (“Predecessor Fund”), in a tax-free reorganization, which was consummated after the close of business on July 12, 2019 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the 1940 Act and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

Rational Advisors, Inc. (the "Advisor"), acts as investment advisor to the Fund.

ESM Management LLC (the “Sub-Advisor”) acts as the sub-advisor to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund has established three classes of shares: Class A, Class C and Institutional Shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Board” or “Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

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The Fund:

(1)	May not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund will invest more than 25% of its total assets in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For the purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities (or repurchase agreements with respect thereto) that are not mortgage-backed securities shall not be considered part of any industry.
(2)	May not issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (“SEC”) and as may be amended from time to time.
(3)	May not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time.
(4)	May not purchase or sell commodities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time.
(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time. This restriction does not prevent the Fund from (i) investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or (ii) making, purchasing or selling real estate mortgage loans.
(6)	May not act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
(7)	May not make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC and as may be amended from time to time. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction, with the exception of the Fund’s limitations on borrowing as described herein or unless otherwise noted herein.

With respect to the Fund’s fundamental restriction on concentration, the Fund will determine the industry classification of asset-backed securities based upon the Advisor’s or Sub-Advisor’s evaluation of the particular industry or group of industries associated with the underlying assets collateralizing the asset-backed security. To the extent sufficient information is reasonably available, the Fund will consider the investments of underlying investment companies when determining its compliance with this policy.

With respect to the Fund’s fundamental restriction on borrowing, the 1940 Act limits the Fund’s ability to borrow money, except that the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply

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with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Prospectus for the Fund discusses the principal investment strategies of the Fund. Below you will find more detail about the types of investments and investment practices permitted by the Fund, including those which are not part of the Fund’s principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost. The degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce

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the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” in Appendix A to this SAI for a description of these ratings.

The credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor or Sub-Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the

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underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor or Sub-Advisor may determine that conditions in securities markets may make pursuing the Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor or Sub-Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary “defensive” strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor or Sub-Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor or Sub-Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Advisor will continue to monitor developments in the area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor or Sub-Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

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Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Fund may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end investment company. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as investment companies also issue large Creation Units generally in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the Fund must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will generally receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the OTC market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor or Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions and Foreign Exchange Contracts.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally

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consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s Prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related

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derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s Prospectus and SAI.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

 Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions and Foreign Exchange Contracts.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that the Fund will only purchase or sell foreign currency futures contracts and related options on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

The purchase and sale of foreign currency futures contracts also subjects the Fund to margin payment requirements. See “Futures Contracts and Options on Futures Contracts — Margin Payments” below.

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Foreign Securities (including Emerging Markets Securities and Foreign Government Securities)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Fund may invest in depositary receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions and Foreign Exchange Contracts.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments, including sanctions imposed by other countries or governmental entities, which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

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Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts. Futures and options on futures are regulated by the CFTC.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible of the effective rate of return on portfolio securities. The Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor or Sub-Advisor expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on debt securities is subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the

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Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

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Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor or Sub-Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Exclusion of the Advisor from commodity pool operator definition. With respect to the Fund, the Advisor has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the

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Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Index Futures Contracts and Options on Index Futures Contracts

An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). An index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). The Fund may purchase or sell futures contracts with respect to any index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, the Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund will not engage in transactions in options on indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted

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downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPS,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

 For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Fund may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.

Except under exemptive rules or relief from the SEC, the Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies, 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When the Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Money Market Instruments

Except where otherwise noted, the Fund may, for temporary defensive or liquidity purposes, invest up to 100% of its assets in money market instruments.

Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the 1933 Act) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

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Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between the Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, the Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which the Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

The Fund may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions and savings and loan associations, provided that such institutions or associations have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P Global Ratings (“S&P”) or A by Moody’s Investors Service, Inc. (“Moody’s”)) at the time of investment, or, if not rated, determined by the Advisor or Sub-Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; shares of money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit; which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

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Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which the Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time the Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. The Fund may experience a negative impact on its NAV if interest rates rise during the term of a dollar roll agreement. The Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. Although mortgage dollar rolls could add leverage to the Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Mortgage-Related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are mortgage pass-through certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA guaranteed mortgage pass-through certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which the Treasury has committed to provide funding to FNMA under

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specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Issuers of private mortgage-related securities, or non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-related securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Advisor determines that the securities meet the Fund's quality standards. Private mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-related securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

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Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse

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floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters may be purchased by the Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. The Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor or Sub-Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of

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the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. The Fund may write combinations of covered puts and calls on the same underlying security.

In general, the Fund may write uncovered options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option increases the Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the implied volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which the Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which the Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of options depends on the ability of the Advisor or Sub-Advisor to forecast interest rate and market movements. For example, if the Fund were to write a call option based on the Advisor’s or Sub-Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor’s or Sub-Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

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The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor or Sub-Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor or Sub-Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

The Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the OTC markets. The Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor or Sub-Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

 A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor or Sub-Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Advisor may be considered such a group. These position limits may restrict the Fund’s ability to

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purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

 Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor or Sub-Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor or Sub-Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration

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statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of a Fund to decline.

Reverse Repurchase Agreements

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, the Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities Lending

In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor or Sub-Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Fund. The Fund may lend up to 33 ⅓% of its

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total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, the Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

The Fund may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 SmallCap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the OTC market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Fund’s investments are significant.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

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Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of the Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor or Sub-Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. If the Fund purchases a participation interest, it must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

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Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as GNMA participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the GNMA, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, which are not backed by the full faith and credit of the U.S. Government but receive support through federal subsidies, loans or other benefits, include those issued by the Federal Home Loan Bank System, FHLMC, FNMA and Tennessee Valley Authority in support of such obligations.

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Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which the Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. The Fund does not consider the purchase and/or sale of securities on a when-issued and delayed delivery basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor or Sub-Advisor may choose to dispose of a commitment prior to settlement.

Zero-Coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S.

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Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in the Prospectus. Additional risk factors are outlined below.

Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

ADRs and Domestically Traded Foreign Securities Risk

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and the Advisor or Sub-Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When the Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region, industry or sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the performance of the particular region, industry or sector or asset class, which may differ in direction and degree from that of the overall stock market. In addition, financial,

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economic, business and political developments affecting the region, industry or sector or asset class may have a greater effect on the Fund than it would on a fund that did not focus on the region, industry or sector or asset class.

Counterparty Risk

This is the risk that the guarantor of a fixed-income security, the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Enhancement Risk

The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s or Sub-Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Derivative Contracts and Hybrid Instruments Risk

The Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund,

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and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of certain securities, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile and the price of equity securities will fluctuate and can decline, based on changes in a company’s financial condition and overall market and economic conditions, reducing the value of the Fund.

High quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

ETCFs Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and the Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security decrease. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or index-based security's shares may trade above or below their NAV; (ii) an active trading market for an ETF’s or index-based security's shares may not develop or be maintained; or (iii) trading of an ETF’s or index-based security's shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion of risks associated with investments in ETFs.

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Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Fund.

In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at a low level. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

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However, continued economic recovery and rising interest rates could cause the value of the Fund to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments. Investments in derivatives tied to fixed income markets may subject the Fund to greater risks than a fund that does not invest in derivatives. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also Government Intervention and Extreme Volatility Risk.

Investment Style Risk

The particular type of investment on which the Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those funds that favor other kinds of securities.

Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s NAV will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

As a series of an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. The Fund reserves the right to modify its asset segregation policy in the future in its discretion, consistent with the 1940 Act and SEC or SEC-staff guidance.

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By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

To mitigate leverage risk, the Advisor or Sub-Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The strategy used by the Fund’s portfolio manager may fail to produce the intended result. The Advisor’s or Sub-Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. If the Fund invests primarily in one of these categories, it is subject to the risk that that category may be out of favor with investors due to current market conditions. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be relatively new issuers, which carries additional risks. Investments in new issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. The risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

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Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Collateralized Mortgage Obligations: The Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security repays principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
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•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, if the Fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a variety of different industries.

Securities of companies in the real estate industry include REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. These factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Market Capitalization Risk” for a discussion of the risks associated with investments in these companies.

Security Specific Risk

Security specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and consequently, the Fund, to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

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Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q (or any successor Form) two months after the end of each quarter/semi-annual period

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, the Advisor, Sub-Advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund, the Advisor nor the Sub-Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about the Board of Trustees and the senior officers of the Trust. The Board is composed of three Trustees, each of whom is not an “interested person” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust and principal occupations for at least the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X comprise the “Fund Complex”.

Independent Trustees

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Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (family office) (1999-present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-present); Manager Member, Bear Properties, LLC (real estate firm) (2006-present).	57	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chairman of the Audit Committee, Mutual Fund Series Trust (2006-present); Independent Trustee and Chairman of Audit Committee, Variable Insurance Trust (2010-present); Trustee, M3Sixty Trust (2016-present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 to present).
Stephen P. Lachenauer Year of Birth: 1967	Chair of the Audit Committee and Trustee	Since January 2016	Attorney, private practice (2011 to present).	18	Trustee and Chairman of the Audit Committee, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015–present); Trustee and Chairman of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).
Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Business Control & Risk Management Advisor, Santander Bank (February 2019 to present); Quality Control Advisor, Santander Bank (July 2016 – January 2019); Credit risk review analyst, Santander Holdings USA (May 2015 – 2016); Governance analyst, Santander Bank (2011 – April 2015).	18	Trustee, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015–present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

* The term of office of each Trustee is indefinite.

** The “Fund Complex” includes the Trust, Variable Insurance Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
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Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 - present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – present; President, Abbington Capital Group LLC, 1998- present; CEO, Catalyst Capital International, LLC 2017- present; President, Cross Sound Capital LLC, 6/2011 - 7/2016; President, USA Mutuals, Inc., 3/2011 - 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 - present.
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC June 2017 to present; Chief Operating Officer, Rational Advisors, Inc., June 2017 - present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 - present; Portfolio Manager, Rational Advisors, Inc. 1/2016 - 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 - 12/2013.

* Officers do not receive any compensation from the Trust.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Chairman of the Board and the Chairman of the Audit Committee receive an additional fee per quarter. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended December 31, 2018. The Fund was not in operation during the Trust’s fiscal year ended December 31, 2018. The compensation amounts provided in the table below for the Fund is the estimated compensation to be paid by the Fund to the Trustees for the fiscal year ending December 31, 2019.

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Name of Person	Aggregate Compensation from the Fund	Total Compensation from Fund Complex*
Tobias Caldwell	$1,600	$214,250[1]
Stephen. Lachenauer	$1,600	$42,250[2]
Donald McIntosh	$1,100	$31,800[2]

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, AlphaCentric Prime Meridian Income Fund, and the TCG Financial Services Trusts I-X, each a registered investment company. Variable Insurance Trust is not currently operational and does not currently compensate its Trustees.

1 Does not include compensation from TCG Financial Series Trusts I-X, of which he does not serve on the Board.

2 Does not include compensation from Variable Insurance Trust or Mutual Fund Series Trust, of which he does not serve on the Board.

TRUSTEES OWNERSHIP OF SHARES IN THE FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2018

Name of Trustee	Dollar Range of Shares Owned in the Fund	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	Over $100,000[1]
Stephen Lachenauer	None	None[2]
Donald McIntosh	None	None[2]

___________________________

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, AlphaCentric Prime Meridian Income Fund, Variable Insurance Trust, and the TCG Financial Services Trusts I-X, each a registered investment company. Variable Insurance Trust is not currently operational.

1 Does not include ownership of shares in TCG Financial Series Trusts I-X, of which he does not serve on the Board.

2 Does not include ownership of shares in Variable Insurance Trust or Mutual Fund Series Trust, of which he does not serve on the Board.

As of December 31, 2018, none of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Fund’s Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

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Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other investment companies in the Fund Complex. His experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves as a Trustee of other investment companies in the Fund Complex.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. McIntosh also serves as a Trustee of other investment companies in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board holds four regular meetings each year to consider and address matters involving the Fund and the Trust. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having only Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board has two standing committees, the Audit Committee and the Risk and Compliance Committee.

Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2018.

Risk and Compliance Committee. The Risk and Compliance Committee is comprised of each of the Trustees. The Risk and Compliance Committee is responsible for general oversight of the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations. The Risk and Compliance Committee also serves as a means to provide feedback and guidance to the Trust’s Chief Compliance Officer (“CCO”) and assists the Board in

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identifying and managing risks. The Risk and Compliance Committee is newly established and did not meet during the fiscal year ended December 31, 2018.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Fund, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Fund, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Fund. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Advisor and the Trust, including the Trust’s CCO, to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Fund’s investment policies and procedures as well as valuation of the Fund’s securities. The Board also receives quarterly reports from the Advisor and Sub-Advisor on the investments and securities trading of the Fund, including its investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Fund’s securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Fund.

PRINCIPAL SHAREHOLDERS

Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund). Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the investment advisory agreement with the Advisor.

Because the Fund has not yet commenced operations as of the date of this SAI, no shareholders are known by the Trust to own of record 5% or more of the outstanding shares of the Fund.

Because the Fund has not yet commenced operations as of the date of this SAI, the officers and Trustees as a group did not own any outstanding shares of the Fund.

ADVISOR AND SUB-ADVISOR

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Fund, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the Fund Complex. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

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The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate noted in the table below, based upon the average daily net assets of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory services and related clerical expenses, except for costs of securities purchased for the Fund and other expenses described below.

Contractual Advisory Fee
Rational Special Situations Income Fund	1.50%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has entered into an expense limitation agreement with the Fund (the “Expense Agreement”), under which the Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, extraordinary expenses and legal related costs and expenses in connection with litigation initiated (or threatened to be initiated) by the Sub-Advisor (defined below) on behalf of the Fund) to not more than the levels set forth in the table below (based on the average daily net assets of each class of the Fund) through April 30, 2021. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under the Expense Agreement for a period of three years after the fees were waived or reimbursed, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment. The Expense Agreement shall terminate automatically upon the termination of the Management Agreement. The Advisor may elect in its discretion to terminate the Expense Agreement for any period following the term period of the Expense Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

Fund	Expense Limitation
Rational Special Situations Income Fund	1.75%, 2.00% and 2.75% of the average daily net assets of the Institutional Shares, Class A Shares and Class C Shares, respectively.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, or by the shareholders of the Fund. The Management Agreement may be terminated at any time upon 60 days’ written notice by the Fund, by a majority vote of the outstanding shares of the Fund or upon 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters

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considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending June 30, 2019.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for shareholders of the Fund.

Sub-Advisor

ESM Management LLC, located at 262 West 38th Street, Suite 507, New York, NY 10018, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Advisor and the Trustees have chosen to engage the Sub-Advisor’s services as sub-advisor to the Fund in part because of the Sub-Advisor’s prior expertise and performance in advising the Predecessor Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 100% of the net advisory fees paid by the Fund on net assets acquired in the Reorganization and 50% of the net advisory fees paid by the Fund on all other net assets of the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ending June 30, 2019.

Portfolio Managers

Eric S. Meyer and William R. Van de Water are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Unless otherwise noted, the following information about the Fund’s portfolio managers is provided as of April 30, 2019.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Eric S. Meyer	0	$0	3	$169.5	10	$40
William R. Van de Water	0	$0	3	$169.5	10	$40

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Eric S. Meyer	0	$0	2	$169	2	$25
William R. Van de Water	0	$0	2	$169	2	$25

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Compensation.

Dr. Meyer and Mr. Van de Water each have an ownership interest in the Sub-Advisor and receive as compensation a percent of the net profits of the Sub-Advisor.

Ownership.

Because the Fund has not yet commenced operations as of the date of this SAI, the portfolio managers do not own any shares of the Fund.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s, the Advisor’s or the Sub-Advisor’s codes of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio managers’ compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. Conflicts of interest may arise in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated fund that do not perform as well as unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund, the Advisor and the Sub-Advisor have each adopted a code of ethics that, among other things, permits personal trading by its employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each of the Advisor, the Sub-Advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Sub-Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the Fund have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act.  The purpose of each

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Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Each Code permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Fund Services Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Fund Services Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Fund Services Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Fund Services Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Fund Services Agreement.

Under the Fund Services Agreement, GFS performs the following administrative services, among others:  (1) monitor the performance of administrative and professional services rendered to the Fund by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each fund in the Trust to calculate the fund’s daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

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GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Fund Services Agreement. Under the Fund Services Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any reasonable out-of-pocket expenses or advances incurred by GFS in the performance of its duties under the Fund Services Agreement.

Pursuant to a Management Services Agreement with the Trust, MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor).

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as sub-custodian for the Fund’s foreign assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is Cohen & Company, Ltd. (“Cohen”), located at 151 N. Franklin St, Suite 575, Chicago, IL 60606. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. Cohen will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 (“Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-

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dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares of the Fund, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board, by vote of a majority of the outstanding shares of the Fund, or upon 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, upon 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

As a compensation-type plan, the Rule 12b-1 Plan (the “Plan”) is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares, Class C Shares and Institutional Shares of the Fund. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisors) to provide distribution related and other services with respect to each class of shares. The Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 fee permitted by the Plan for the applicable class of shares of the Fund.

The fee paid to the Advisor and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. The maximum distribution and service fee for Class A and Institutional Shares is 0.25% of the average daily net assets of such class. Class C Shares of the Fund pay a maximum distribution and service fee of 1.00% of their average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. The Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, the Fund may pay a shareholder servicing fee of up to 0.25% of the respective class’ average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

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The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the Prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor may delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the proxy voting delegate may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the

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proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. The Sub-Advisor's Proxy Voting Policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities will be available without charge, upon request, by calling 800-253-0412 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available by calling 800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund has not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in

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serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor or the Distributor, or persons affiliated with an affiliate of the Advisor or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Independent Trustees not to be comparable to the Fund. The Independent Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

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PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A and Class C shares of the Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received that has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the transfer agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Payment for redemptions of shares purchased by telephone will typically be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus a front-end sales charge imposed at the time of purchase as set forth in the Prospectus.

Class C Shares

Class C shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A contingent deferred sales charge (“CDSC”) of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase, as set forth in the Prospectus.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such fund, will not necessarily be representative of the entire portfolio and may be securities, which the fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the

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availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying:

(a)	The number of shares in the investor's current purchase of Class A shares in the Fund by
(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by the investor.

For example, if the investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales

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charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase Class A shares without an up-front sales charge. The elimination of the up-front sales charge for purchases by certain classes of persons is provided because of anticipated economies of scale and sales-related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the Prospectus.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Certain intermediaries may provide for sales charge discounts or waivers, including with respect to the CDSC assessed on certain sales of Class C shares, which are described in Appendix A to the Fund’s Prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.”

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and makes this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

Additional Information on Purchases, Exchanges and Redemptions

Class C Shares may be purchased, exchanged with other Class C Shares within the Fund Complex, or redeemed by contacting the Trust or your investment professional. Class C Shares may also be offered through other financial intermediaries.

Class A Shares of the Fund may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. Class A Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of the Advisor or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

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In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of the Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Fund at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Fund will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by the Fund must be delivered within five days following acceptance.

Securities accepted by the Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

 The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Fund of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Fund.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise.

 Reinstatement Privilege. Every shareholder has a one-time right within 60 days of redeeming Class A Shares the Fund, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Fund in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to the Fund being exchanged will be used for any new fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

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Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable CDSC. If you make exchanges of your Class C shares among the Fund Complex, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established three classes of shares, known as Class A Shares, Class C Shares and Institutional Shares. Class A Shares, Class C Shares and Institutional Shares of the Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class. In addition, only holders of Class A shares, Class C shares and Institutional Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures

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necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Fund should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value. Under the valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of officers of the Trust and representatives from the Advisor/Sub-Advisor.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchanging Shares,” the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds in the Trust advised by the Advisor, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the Prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the transfer agent.

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TAX INFORMATION

The following is a summary of certain additional tax considerations generally affecting the Fund (sometimes referred to as the Fund) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Tax Information" section is based on the Internal Revenue Code of 1986, as amended (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a "regulated investment company" (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•         Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•         Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•         Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (IRS) with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See "Tax Treatment of Portfolio Transactions" with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

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The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund's income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See "Taxation of Fund Distributions ― Capital gain dividends" below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long- term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

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Deferral of late year losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see "Taxation of Fund Distributions Capital gain dividends" below). A "qualified late year loss" includes:

(i)      any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)    the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a "fund of funds" which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass- through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see "Taxation of Fund Distributions ― Qualified dividend income for individuals" and — "Corporate dividends-received deduction" below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net

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income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long- term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long- term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short- term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate

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shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the

United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, CFCs (such as the Subsidiary) and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Corporate dividends-received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends- received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See "Tax Treatment of Portfolio Transactions ― Investments in U.S. REITs."

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund's total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to "pass-through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are

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attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See "Tax Treatment of Portfolio Transactions - Securities lending" below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see "Taxation of the Fund ― Asset allocation funds."

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099- B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund

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(referred to as "covered shares") and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Exchange of shares of the Fund for shares of another Fund. The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. An exchange occurs when the purchase of shares of the Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of

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whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under "Description of the Fund and its Investments and Risks ― Investment Strategies and Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short- term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero- coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any

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section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund's transactions in foreign currencies, foreign currency- denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

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Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund's pro rata share of any such taxes will reduce the fund's return on its investment. The Fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "Tax Treatment of Portfolio Transactions ― PFIC investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund ― Foreign income tax." Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits. Also, see "Tax Treatment of Portfolio Transactions ― Investment in taxable mortgage pools (excess inclusion income)" and "Non-U.S. Investors ― Investments in U.S. Real Property" with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules

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are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See "Taxation of the Fund — Qualification as a regulated investment company." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by the Fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, the Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. The Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in commodities ― structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund — Qualification as a regulated investment company." Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity -linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Applicable regulations treat "Subpart F" income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a Subsidiary, does not make a distribution

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of such income.  If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.  The Fund anticipates that its respective Subsidiary will distribute the “Subpart F” income earned by such Subsidiary each year, which the Fund will treat as dividend income to the extent attributable to the earnings and profits of the foreign corporation and, therefore, as qualifying income to the Fund.  Accordingly, the extent to which the Fund directly invests in commodities or commodity- linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. The Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•         provide your correct Social Security or taxpayer identification number,

•         certify that this number is correct,

•         certify that you are not subject to backup withholding, and

•         certify that you are a U.S. person (including a U.S. resident alien).

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The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See "Non-U.S. Investors – U.S. tax certification rules."

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on the disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

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The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special US tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IR, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI

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agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and distribute dividends from net investment income of each class of Shares, if any, monthly, and may distribute its net realized capital gains, with respect to each class of Shares, if any, at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-800-253-0412.

The Predecessor Fund’s audited financial statements for the fiscal years ended December 31, 2017 and December 31, 2018 are attached as Appendix C. The audited financial statements of the Predecessor Fund have been audited by Sandler & Co., P.C., the independent auditor for the Predecessor Fund for the fiscal years ended December 31, 2017 and December 31, 2018.

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APPENDIX A

INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch's short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

A-1

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor's commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-2

STANDARD AND POORS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC;CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-3

APPENDIX B

ESM Proxy Voting Policies

  General

As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because ESM Management, LLC (“ESM,” the “Firm” or the “Company”) has discretionary authority over the securities held by the clients that it manages as well as pooled investment vehicles, pension and profit-sharing plans, ESM is viewed as having proxy voting authority and is subject to the Proxy Voting Rule. To meet the obligations under this rule, ESM has adopted and implemented policies and procedures reasonably designed to ensure ESM votes proxies in the best interest of its clients and addresses how it will resolve any conflict of interest that may arise when voting proxies. Additionally, ESM will: (i) maintain certain records required to be maintained by the Proxy Voting Rule relating to all voted proxies; (ii) disclose its proxy voting policies and procedures to clients and upon request providing clients with a copy of it; and (iii) inform clients as to how they can obtain information from ESM as to how their securities were voted.

ESM has adopted the following Proxy Voting Guidelines (the “Guidelines”) in an effort to comply with the Proxy Voting Rule.

  Application; General Principles

The Company, on behalf of its clients coordinates and vote all proxies in a manner in which is consistent with the ESM’s fiduciary duties and the general principals applicable to ESM as outlined below. ESM shall vote all proxies in respect of securities owned by or on behalf of a client in the client’s and pooled investment vehicle investors’ best economic interests and without regard to the interests of ESM, any other client or any other pooled investment vehicle investor. If the client does not grant direct voting authority to ESM, clients will not receive information about their proxies from ESM. Instead, clients will be instructed to receive proxies from their custodian or other third-party service providers such as their proxy service provider.

ESM and its clients subject to ERISA, shall exercise ESM’s fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. ESM recognizes that the exercise of voting rights on securities held by ERISA plans (if applicable) for which ESM has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, ESM will exercise fiduciary responsibility to vote all proxies for shares for which ESM has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed ESM as investment manager.

In voting proxies for securities held by a client, ESM shall consider only the interests of the client and shall vote such proxies in the best economic interests of such client. ESM resolves the conflict of interest by generally following the proxy voting recommendation of a disinterested third party such as our proxy voting firm, or another institutional proxy research firm, unless the applicable portfolio manager determines that voting contrary to such recommendation is in the best interest of a particular client.

B-1

  Determination of Vote

ESM’s proxy voting procedures are designed to ensure that proxies are voted in a manner that is in the best interest of the client. The Company monitors corporate actions of those securities it has purchased on behalf of its clients. Receipt of proxy materials are logged into a proxy control sheet.

The majority of proxy-related issues generally fall within the following five (5) categories: (i) corporate governance; (ii) takeover defenses; (iii) compensation plans; (iv) capital structure; and (v) social responsibility. The Company will generally vote in favor of matters that follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

While proxy voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a proxy vote of security holders are not deemed relevant to ESM’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on a client’s investment. Additionally, ESM may decide that avoiding further expense and investigation and not voting at all on a presented proposal may be in the best interest of a client. Accordingly, ESM may abstain from voting in certain circumstances.

The Company will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by ISS). Subject to specific provisions in a client’s account documentation related to exception voting, ESM only accepts direction from a client to vote proxies for that client’s account pursuant to the Guidelines. In addition, a client may instruct ESM in its investment management agreement to vote all proxies strictly in accordance with the Taft-Hartley voting guidelines (the “Taft-Hartley Guidelines”).

  Conflicts of Interest

The CCO is responsible for monitoring and resolving possible conflicts with respect to proxy voting. Because the Guidelines are designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. Similarly, for clients who have instructed ESM to vote proxies in accordance with the Taft-Hartley Guidelines, these guidelines are pre-determined. As a result, application of the Guidelines and Taft-Hartley Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest.

The Firm shall review records of votes that were cast. This review shall be conducted by sampling proxy votes to ensure whether they complied with the Guidelines and if votes that were cast inconsistently with the Guidelines, the related rationale for such votes. The review may entail a sample of proxy votes that relate to certain proposals that may require more analysis. Should the Firm determine that its recommendations were based on a material factual error, the CCO will take reasonable steps to investigate the error, taking into account, among other things, the nature of the error and the related recommendation. Additionally, and in instances where an employee has discretion to vote differently than the Guidelines and proposes to vote a proxy inconsistent with the Guidelines and a potential conflict of interest is identified, the Firm reviews such proxy votes to determine whether the Employee voting rationale appears reasonable and no conflict exists.

B-2

A conflict of interest may exist, for example, if ESM or its affiliates have a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any Employee with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the CCO and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest may be referred to the CCO for resolution. If the CCO does not agree that the employee’s rationale is reasonable, the CCO will refer the matter to the Firm’s senior management to vote the proxy. If a matter is referred to the senior management the decision made and basis for the decision will be documented by the CCO.

  Recordkeeping

Pursuant to the Proxy Voting Rule, ESM shall retain the following five (5) types of records relating to proxy voting: (i) proxy voting policy and procedures, including any proxy advisory firm’s proxy voting policy and procedures; (ii) proxy statements received for client securities; (iii) records of votes cast on behalf of clients; (iv) written client requests for proxy voting information and written adviser responses to any client request (whether oral or written) for proxy voting information; and (v) any documents prepared by ESM that were material to making a proxy voting decision or that memorialized the basis for the decision.

These records shall be maintained and preserved in an easily accessible place for a period of not less than six (6) years from the end of ESM’s fiscal year during which the last entry was made in the records, the first two (2) years in an appropriate office of ESM. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by ESM maintained by a third party, where applicable, such as a proxy voting service (provided ESM had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request). The Firm is responsible for ensuring all clients, who have given ESM proxy voting authority, are voted and for maintaining a record of all proxies voted.

B-3

APPENDIX C

Predecessor Fund Financial Statements

ESM FUND I, L.P.

FINANCIAL STATEMENTS

DECEMBER 31, 2017

ESM FUND I, L.P.
FINANCIAL STATEMENTS
DECEMBER 31, 2017

CONTENTS

Report of Independent Auditors	1-2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Statement of Cash Flows	6

Notes to Financial Statements	7-16

Schedule of Investments	17-20

Sandler & Company, P.C. Certified Public Accountants and Advisors 144 Gould Street, Suite 204, Needham, MA 02494	Tel. (781) 455-1480 Fax. (781) 455-6239 www.sandlercpa.com

Report of Independent Auditors

To the Managing Members of

ESM Management LLC

Newton, Massachusetts

We have audited the accompanying financial statements of ESM Fund I, L.P., which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risk of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of ESM Fund I, L.P. as of December 31, 2017, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Revision of Previously Issued Financial Statements

The 2017 financial statements that were previously issued on or about April 27, 2018 have been revised to include additional information and for certain other matters, as described in Note 7. Our opinion is not modified with respect to these revisions.

Comparative Information for 2016

One of the revisions to the 2017 financial statements is the addition of changes in partners’ capital for the prior year ended December 31, 2016 to the statement of changes in partners’ capital. We previously audited the financial statements of ESM Fund I, L.P. as of December 31, 2016 and for the year then ended, and our audit report dated April 28, 2017 was unqualified. The presentation of changes in partners’ capital for the year ended December 31, 2016 included in the current year financial statements has been taken from and is consistent with the 2016 financial statements.

Needham, Massachusetts

April 27, 2018, except for the revisions described in Note 7, which are as of June 27, 2019

2

ESM FUND I, L.P.
STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2017

ASSETS

Investments in securities, at fair value (amortized cost $15,954,235)	$21,333,536
Deposits with broker	1,986,437
Cash at bank	969,478
Principal and interest payments due	66,472

Total assets	$24,355,923

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities:
Accounts payable and accrued expenses	$32,600
Accrued management fees	49,655
Withdrawal payable	3,832

Total liabilities	86,087

Partners’ capital	24,269,836

Total liabilities and partners’ capital	$24,355,923

The accompanying notes are an integral part of these financial statements.

3

ESM FUND I, L.P.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2017

Investment income - interest	$1,112,792

Expenses:
Management fees	206,689
Legal fees	42,695
Audit fees	19,500
Administrator fees	14,400
Other expenses	33

Total expenses	283,317

Net investment income	829,475

Realized and unrealized gains and losses on investments:
Net realized gains and losses	1,399,406
Net change in unrealized gains and losses	1,147,230

Net realized and unrealized gains and losses on investments	2,546,636

Net increase in partners’ capital resulting from operations	$3,376,111

The accompanying notes are an integral part of these financial statements.

4

ESM FUND I, L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
YEAR ENDED DECEMBER 31, 2017
WITH COMPARATIVE INFORMATION FOR
YEAR ENDED DECEMBER 31, 2016

		General	Limited
	Total	Partner	Partners

Partners’ capital at December 31, 2015	$21,286,266	$897,644	$20,388,622

Year ended December 31, 2016

Capital contributions	201,782	201,782	—

Capital withdrawals	(1,180,741)	—	(1,180,741)

Increase in partners’ capital from operations:
Net investment income	926,374	56,294	870,080
Net realized gains and losses	473,136	23,513	449,623
Net change in unrealized gains and losses	(568,933)	(25,018)	(543,915)

Net increase in partners’ capital from operations	830,577	54,789	775,788

Partners’ capital at December 31, 2016	21,137,884	1,154,215	19,983,669

Year ended December 31, 2017

Capital contributions	507,380	207,380	300,000

Capital withdrawals	(751,539)	—	(751,539)

Net increase in partners’ capital from operations
Net investment income	829,475	63,112	766,363
Net realized gains and losses	1,399,406	85,023	1,314,383
Net change in unrealized gains and losses	1,147,230	70,717	1,076,513

Net increase in partners’ capital from operations	3,376,111	218,852	3,157,259

Partners’ capital at December 31, 2017	$24,269,836	$1,580,447	$22,689,389

The accompanying notes are an integral part of these financial statements.

5

ESM FUND I, L.P.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2017

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$3,376,111
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Net change in unrealized gains and losses	(1,147,230)
Net realized gains and losses	(1,399,406)
Accrual of interest income	(1,099,373)
Purchases of investments	(4,190,114)
Proceeds from sales of investments	1,563,998
Principal and interest payments received	5,144,434
Net Changes in operating assets and liabilities:
Principal and interest payments due	(38,984)
Accounts payable and accrued expenses	1,700
Accrued management fees	(691)
Total adjustments	(1,165,666)

Net cash provided by operating activities	2,210,445

Cash flows from financing activities:
Capital contributions received	507,380
Partner withdrawals paid	(753,741)

Net cash used by financing activities	(246,361)

Net increase in cash	1,964,084

Cash at beginning of period	991,831

Cash at end of period	$2,955,915

	December 31, 2016	December 31, 2017
Cash on Cash Flow statement consists of:
Deposits with broker	$831,537	$1,986,437
Cash at bank	160,294	969,478
	$991,831	$2,955,915

The Fund records interest income on the accrual basis, with corresponding increase to the amortized cost basis of the securities. Cash collected from borrowers is applied to reduce amortized cost of securities, with no separate accounting for cash applied to accrued interest or to principal. Total cash collected from borrowers during the year exceeded the $1,099,373 amount of interest income accrued during the year.

The accompanying notes are an integral part of these financial statements.

6

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

1.	Nature of Operations

ESM Fund I, L.P. (the “Fund”) was organized as a limited partnership in 2009, pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act. Limited partnership interests are sold on a continuing basis through private offerings to institutional investors as well as selected high net-worth individuals.

The investment objective of the Fund is to provide capital appreciation by investing primarily in non-agency residential mortgage backed securities (“MBS”), taking advantage of perceived mis-pricings within the market, particularly those which were originally rated AAA. Non-agency MBS are securities backed by pools of residential mortgages which are not insured by government sponsored enterprises or agencies.

The Fund’s general partner is ESM Management LLC, a Delaware limited liability company. The managing members of the general partner are Eric S. Meyer and William R. Van de Water, who are responsible for making all investment decisions on behalf of the Fund.

The Fund is not required to register with the Securities Exchange Commission as an investment company because it has fewer than 100 investors.

2.	Significant Accounting Policies

Basis of Presentation

The financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the general partner to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Cash at Bank and Deposits with Broker

Cash in banks consists of checking accounts which are available for withdrawal at any time.

Deposits with broker include money market funds at the Fund’s broker that are available for immediate withdrawal. Deposits with broker are considered to be cash for purposes of the statement of cash flows.

7

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

2.	Significant Accounting Policies – continued

Valuation of Investments

The Fund values investments in securities at fair value. The value for less actively traded MBS, representing substantially the entire portfolio, is determined by the Fund’s management using analytical tools on observable inputs such as relative value to other securities, yield analysis and reviewing recent transactions of comparable securities between willing market participants while adjusting for changes in current market conditions. In each analysis, items such as prevailing interest rates, forward yield curve, prepayment speeds, probable outcomes, and, if available, recent market transactions or negotiations related to similar or comparable securities are considered for reasonableness. These estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.

Fair Value

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between willing market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical assets or liabilities in active markets that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 – Valuations based on one or more of the following: quoted prices in active markets for securities which are not identical to those being valued; quoted prices for securities in markets which are not active; inputs other than quoted prices that are observable for the asset or liability being valued, either directly or indirectly.

8

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

2.	Significant Accounting Policies – continued

Fair Value (continued)

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Most of the Fund’s investments are valued using primarily Level 2 observable inputs. However, for certain investments unobservable inputs are a significant factor in determining valuation, and those valuations are classified as Level 3 valuations.

Investment Transactions and Related Income

All MBS held by the Fund currently have been purchased at a discount from the face amount. At the time of purchase, the Fund estimates the amount and timing of cash which will be received from a particular security over its expected repayment period, including both interest and principal payments. The estimate includes the effects of expected defaults, liquidation losses, and prepayments in the underlying portfolio of mortgage loans. An interest rate is determined which equates the expected future cash flows with the purchase price. Interest income is recognized during each accounting period by accruing interest using the interest rate determined as above, multiplied by the amortized cost of the security. All cash received from the security is applied to reduce the amortized cost, including payments designated by the servicing agent as interest and as principal. The balance of amortized cost thus represents the original purchase price, plus all accrued interest, minus all cash received from a security. Interest rates used in accruing interest income may be adjusted if the estimates of future cash flows change.

Securities are adjusted to fair value at the end of each accounting period. The difference between the fair value and the amortized cost is treated as unrealized gains and losses. Changes in unrealized gains and losses are recognized in income. If a security is sold, the difference between the proceeds and the amortized cost is treated as a realized gain or loss.

Income Taxes

The Fund prepares U.S. and state partnership tax returns and reports to the partners their allocable shares of the Fund’s income, expenses, and trading gains or losses. No provision for income taxes has been made in these financial statements because each partner is individually responsible for reporting income or loss based on its respective share of the Fund’s income and expenses as reported for income tax purposes.

9

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

2.	Significant Accounting Policies – continued

Income Taxes (continued)

The Partnership recognizes unrealized gains and losses on investments for financial statement purposes but not for income tax purposes. The difference between the Partnership’s basis in its assets and liabilities for financial statement and for income tax purposes is the net unrealized gains and losses on investments.

The Fund files tax returns as prescribed by the laws of the jurisdiction in which it operates. In the normal course of business, the Fund is subject to examination by federal and state authorities. As of December 31, 2017, the earliest tax year that remains subject to examination by the federal and state jurisdictions under the statute of limitations is the tax year ended December 31, 2014.

3.	Investments in Securities

The Fund invests primarily in non-agency mortgaged backed securities (“MBS”). These are securities collateralized by pools of residential mortgages which are not insured by government sponsored enterprises (“GSEs”) or government agencies, including the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and Government National Mortgage Association. Most of the mortgages underlying the non-agency MBS are non-conforming (not eligible for GSE or agency purchase). The underlying mortgages can be non-conforming for a variety of reasons, including loan size above GSE limits, incomplete documentation of assets or income, excessive borrower debt-to-income ratio (as defined by the GSEs), or unusual loan terms for which GSEs have not established programs.

The MBS invested in by the Fund have a wide variety of payment characteristics and preferences. In addition, the interest rates can be fixed or floating. Each MBS will have specified preference for payment within a given cash flow stream. Most of the Fund’s MBS investments are the super-senior or senior tier of a senior-subordinate credit structure, they have floating interest rates, and the underlying collateral is primarily adjustable-rate mortgages. The maturity date of an MBS corresponds to the maturity dates of the underlying mortgage pool. However, the expected life of the MBS is generally shorter than the maturity date, because of anticipated prepayments in the underlying mortgage pool.

In 2017, the Fund’s purchases of investments amounted to $4,190,114 and its proceeds from sales of investments were $1,563,998.

10

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

3.	Investments in Securities – continued

The securities in the Fund’s portfolio are subject to both credit and market risks. The Fund purchases securities at a discount from face value based on estimated future payment streams from the underlying collateral mortgages which may be insufficient to pay the entire principal and interest specified by the security terms. The credit risk is that the actual future payments will be lower than the estimates, reducing the return on the securities and their fair value. The portfolio is subject to the risk that the market for MBS may fluctuate, based on the availability of mortgage credit, changes in interest rates, and changes in the shape of the yield curve. Additionally, market conditions may require more or less yield relative to United States Treasury securities in order to induce buyers to enter this market segment.

4.	Fair Value Measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with GAAP. See Note 2 for a discussion of the Fund’s policies.

The following table presents information about the Fund’s investments in securities measured at fair value as of December 31, 2017:

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Backed Securities	$—	$15,766,759	$5,412,652	$21,179,411
Municipal Bonds	—	154,125	—	154,125

Total Investments	$—	$15,920,884	$5,412,652	$21,333,536

Both observable and unobservable inputs were used to determine the Fund’s investments in securities. As a result, the unrealized gains and losses on investments in securities include changes in fair value that were attributable to both observable (e.g., changes in current market interest rates, transaction activity, market yield on related securities) and unobservable inputs.

11

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

4.	Fair Value Measurements – continued

Changes in Level 3 assets measured at fair value for the year ended December 31, 2017 are summarized as follows:

	Amortized Cost	Fair Value

Balance at January 1, 2017	$15,973,774	$20,205,845
Transferred to Level 2	(14,151,059)	(15,686,346)
Securities purchased	479,303	479,303
Proceeds from sale of securities	—	—
Principal and interest payments received	(827,555)	(827,555)
Accrual of interest income	100,129	100,129
Net change in unrealized gains and losses	—	896,971
Net realized gains and losses	244,305	244,305
Balance at December 31, 2017	$1,818,897	$5,412,652

The change in unrealized gains and losses is reported in the statement of operations.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2017:

	Fair Value at	Valuation	Unobservable	Range of Inputs
Level 3 Assets	December 31, 2017	Technique	Inputs	(Weighted Average)

Mortgage backed securities	$5,412,652	Discounted future cash flows	Discount to proposed or anticipated settlements for loan representation or warranty breach lawsuits	30%
			Loan prepayment assumptions	3%
			Discounted value of a claim against a bond insurer (rate)	8%

12

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

5.	Partners’ Capital

With the consent of the general partner, limited partners may be admitted to the Fund on the first day of each calendar month and at such other times as the general partner will, in its sole discretion, permit. The general partner may admit additional general partners (i) as of the first day of any calendar quarter upon 75 days’ prior written notice to all limited partners, (ii) at any time with the consent of the majority in interest of the limited partners or (iii) at any time if such additional general partners are affiliates of the general partner or are entities controlled by Eric S. Meyer, one of the managing members of the general partner.

Profits and losses for each accounting period are allocated to the partners in proportion to their capital accounts at the beginning of the period. Upon 45 days’ prior written notice to the Fund, any limited partner may withdraw all or any part of his capital account on the last business day of the calendar quarter occurring on or after the first anniversary of such limited partner’s investment in the Fund, and on the last business day of each calendar quarter thereafter. The general partner may waive any provision relating to withdrawals if it determines that such waiver will not adversely affect the Fund. The general partner may withdraw all or any part of its capital account on the last day of each quarter. Notwithstanding the foregoing, the general partner will not make a withdrawal to the extent that the withdrawal would reduce its capital account balance below the lesser of $100,000 or 1% of the total capital of the Fund.

Limited partners who make partial or entire withdrawals of their capital account will be paid as promptly as reasonably practicable, generally within 30 days. Withdrawals are subject to retention by the Fund of a reserve, in such amount as the general partner will determine, in its sole discretion, for Fund liabilities and contingencies, or as deemed appropriate by the general partner pending completion of the next year-end audit.

6.	Related Party Transactions

The general partner receives a quarterly management fee calculated at an annual rate based upon the applicable percentage of each partner’s capital account. The annual rate of the management fee is 1.5% for limited partners with an investment of less than one million dollars and 1.0% for limited partners with an investment of one million dollars or more. The management fee will be paid quarterly in arrears based on the value of each partner’s capital account as of the first day of such calendar quarter (adjusted for contributions and withdrawals made during the quarter). The management fee will be prorated for any period that is less than a full calendar quarter. The general partner, in its sole discretion, may waive or reduce the management fee with respect to any limited partner. Management fees were $206,689 in 2017.

13

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

6.	Related Party Transactions - continued

During the year, management fees due to the general partner were credited to the general partner’s capital account rather than being paid in cash, as summarized below:

	Balance		Credited	Balance
	Dec. 31,	Fees	To	Dec. 31,
	2016	Earned	Capital	2017

Accrued management fees	$50,346	$206,689	$(207,380)	$49,655

One of the managing members of the general partner, Eric S. Meyer, has invested in the Fund as a limited partner. Eric S. Meyer’s investment in the Fund represents approximately 40% of total limited partner interests at December 31, 2017. Limited partners related to Eric S. Meyer have also invested in the Fund and their investment in the Fund represents 33% of total limited partner interests at December 31, 2017.

7.	Planned Fund Conversion and Revision of Financial Statements

During June 2019 the Fund began the process of filing a registration statement with the Securities Exchange Commission to convert the Fund from a limited partnership into a 1940 Act fund (also known as a conventional mutual fund), which will be subject to regulation by the Securities Exchange Commission. Prior to the conversion, certain securities for which valuations are difficult to establish will be transferred to a new limited partnership. At the time of the conversion, limited partners of the Fund will receive shares of common stock in the mutual fund and will also receive limited partnership interests in the new limited partnership.

The financial statements as of December 31, 2017 and for the year then ended, which were originally issued in April 2018, have been revised to include additional information. Some additional information, although not required by generally accepted accounting principles for privately held companies, is deemed to be appropriate for purposes of financial statements included in a registration statement filed with the Securities Exchange Commission. The additional information includes a complete list of individual investment securities with detailed disclosure of interest rates and scheduled maturities. Changes in partners’ capital for the year ended December 31, 2016 have been added for comparative purposes to the statement of changes in partners’ capital. The disclosure of financial highlights has been expanded to include highlights for four prior years. The statement of cash flows was modified to be comparative with the 2018 statement of cash flows. Disclosure of the planned fund conversion was added as a significant subsequent event.

14

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

7.	Planned Fund Conversion and Revision of Financial Statements - continued

The disclosures in Note 4 concerning the fair value levels have been revised to reflect management’s determination that most of the Fund’s investments are more appropriately classified as Level 2 rather than Level 3 valuations, due to the increased availability of observable inputs as investments of this type became more frequently traded. An additional disclosure has been added about the detail of significant unobservable inputs used in fair value measurements of Level 3 assets.

The revisions to the financial statements had no effect on the statement of financial condition as of December 31, 2017 or on the statements of operations for the year then ended.

8.	Financial Highlights

Financial highlights for limited partner interests for the years ended December 31, 2013 through 2017 are shown below.

	2017	2016	2015	2014	2013

Total Return	15.95%	4.08%	3.87%	10.22%	18.97%

Ratio to Average Net Assets:

Expenses	1.30%	1.20%	1.16%	1.18%	1.15%

Net Investment Income	3.60%	4.40%	4.72%	5.09%	5.23%

Portfolio Turnover	8%	4%	13%	1%	4%

Ratios are calculated for the limited partner class taken as a whole. An individual partner’s return may vary based on timing of capital transactions, and on the rate of management fees charged.

15

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017

9.	Subsequent Events

As explained in Note 7, in June 2019 the Fund began the process of converting from a limited partnership to a mutual fund, and the Fund’s 2017 financial statements have been revised for purposes of inclusion in the registration statement for the conversion.

Management has evaluated all subsequent events through June 27, 2019, the date the revised 2017 financial statements were available to be issued, and has determined that there are no other subsequent events which occurred that require recognition or additional disclosure in these financial statements.

16

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2017	Date	Balance	Fair Value
	%		$	$
Investments in Securities, at fair value - 87.8%

Mortgage backed securities - 87.2%

AFC Mortgage Loan Asset Backed Certificates 1998-3 Series 1998-3 CL 1A-2, 1M Libor + 0.72%	2.27	9/22/2028	112,446	103,527
Adjustable Rate MTG 2005-10 Series 2005-10 CL 1-A-1 - Variable	3.66	1/25/2036	193,849	170,587
Adjustable Rate MTG 2005-10 Series 2005-10 CL 6-A-1 - 1M Libor + 0.54%	2.09	1/25/2036	351,475	302,268
Aegis Asset Backed Securities Trust Series 2004-6 CL M2, 1M Libor + 1.0%	2.55	3/25/2035	99,718	91,741
American Home Mortgage 2004-4 Series 2004-4 CL VII-A, 1M Libor + 0.2%	1.75	9/25/2030	57,690	50,767

American Home Mortgage 2005-2 Series 2005-2 CL V-A-4D, STEP Coupon	5.33	9/25/2035	112,965	98,391	*
American Home Mortgage Series 2006-2 CL III-A1, 1M Libor + 0.22%	1.77	6/25/2036	456,102	88,940
Asset Backed Securities Corporation Home Equity Loan Trust Series 2007-HE2 CL A2, 1M Libor + 0.08%	1.63	5/25/2037	10,875	7,286
Banc of America Fund Co Series 2005-E CL 8-A-1, Cofi 11 + 1.43	2.17	6/20/2035	316,409	207,160
Bear Stearns ALT-A 2006-3 Series 2006-3 CL III3A1, Variable	3.66	5/25/2036	225,135	171,415
Bear Stearns Series 2006-SD3 CL II-1A1, Variable	3.40	7/25/2036	160,471	154,111
Bear Stearns Alt A Trust Series 2007-1 CL I-A-1, Variable	3.45	9/25/2047	73,094	55,653
Bear Stearns ABS TR Series 2006-SD4 CL 3A-1, 12 MTA + 0.98%	1.98	10/25/2036	415,239	166,495
Bear Stearns Asset Backed Securities Trust Series 2007-SD1 CL II-2A1, Variable	2.56	10/25/2036	133,656	97,762
Bear Stearns Mortgage Securities 1997-6 Series 1997-6 CL B-2, Variable	6.24	3/25/2031	134,444	121,109
Bella Vista Mortgage Trust Series 2005-1 CL II-A, 1M Libor + 0.54%	2.07	2/22/2035	127,533	113,504
C-Bass Series 2004-CB4 Cl M-1, STEP Coupon Bond	4.68	5/25/2035	220,630	209,698
CRD BASED ASSET Series VICING & SEC Series 2006-CB2 CL AF-4, STEP Coupon Bond	3.43	12/25/2036	376,509	271,087
CitiMortgage Alternative Loan TR Series 2007-A1 CL IA-1, Fixed	6.00	1/25/2037	43,860	38,201
Countrywide Asset-Backed Certificate Trust Series 2002-S3 CL M2, Variable	5.09	5/25/2032	14,084	14,084	*

CWABS Revolving HEQ 2004-J Series 2004-J CL 2-A, 1M Libor + 0.29%	1.77	12/15/2033	57,074	52,508
Countrywide Alternative Loan Trust 2005-17 Series 2005-17 CL 1-A-2, 1M Libor + 0.56%	1.83	7/25/2035	188,565	113,139
Countrywide Home Loans Series 2004-25 CL 1-A-2, 1M Libor + 0.78%	2.33	2/25/2035	6,652	5,189
Countrywide Home Loans Series 2005-4 Cl 4-A-1, 1M Libor + 0.58%	2.13	2/25/2035	24,914	20,429
Countrywide Home Loans Series 2005-7 CL 2-A-2, 1M Libor + 0.72%	2.27	3/25/2035	8,411	2,523
Countrywide Home Loans Series 2005-11 CL 4-A-2, 1M Libor + 0.32%	2.19	4/25/2035	10,775	5,388
Carrington Mortgage Loan Trust Series 2006-NC5 CL A-5, 1M Libor + 0.06%	1.61	1/25/2037	15,992	12,793
Centex Home Equity Loan Trust 2004-C Series 2004-C CL M-2, 1M Libor + 0.795%	2.35	6/25/2034	265,426	238,883
Centex Home Equity Loan Trust 2004-D Series 2004-D CL MF-2, STEP Coupon Bond	5.56	9/25/2034	332,914	299,623

The accompanying notes are an integral part of these financial statements.

17

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2017	Date	Balance	Fair Value
	%		$	$
Mortgage backed securities - continued

Conti mortgage Home Equity Loan Trust 97-4Series 1997-4 CL B, Variable	7.33	10/15/2028	83,761	108,890
Credit Suisse First Boston Mortgage 2002-AR31 Series 2002-AR31 CL C-B-1, Variable	3.51	11/25/2032	134,072	122,105
Home Equity Mortgage Trust Series 2004-1 CL B, 1M Libor + 2.5%	4.05	6/25/2034	215,112	278,559
CWHEQ, Inc. Home Equity Loan Trust 2006-S4 Series 2006-S4 CL A-6, Fixed	5.83	7/25/2034	156,067	786,891	*
DSLA Mortgage Loan Trust Series 2004-AR1 CL A-2A, 1M Libor + 0.82%	2.32	9/19/2044	90,932	86,385
Delta Funding Home Equity Loan Trust Series 1995-2 CL A-5, Fixed	7.10	1/25/2027	76,836	72,994
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB2 CL A-3, Variable	5.51	6/25/2036	394,785	328,135
Deutsche Mortgage Securities Inc Series 2004-1 CL B-2, Variable	5.44	9/25/2033	82,212	74,057
Equity One ABS, Inc. Series 2004-2 CL M-1, STEP Coupon Bond	4.93	7/25/2034	185,443	181,734
First Horizon Mortgage Trust Series 2000-H CL IV-B-2, Variable	3.18	5/25/2030	76,814	62,988
First Mortgage Horizon Alternative Mortgage Securities Trust Series 2005-AA1 CL I-A-1, Variable	3.16	3/25/2035	83,408	63,390
GMACM Home Equity Trust Series 2005-HE1 Cl A1VN, 1M Libor + 0.5%	2.05	8/25/2035	63,543	70,866
GSR Mortgage Loan Trust Series 06-Ar1 Cl B1	3.80	1/25/2036	—	—
Ginnie Mae interest only Gnr 2013-43 Io, Variable	0.63	8/16/2048	10,554,652	294,555
GreenPoint Manufactured Housing Credit Trust Series 2001-2 Cl I-A-2, Variable	4.74	2/20/2032	1,014,518	964,250
GreenPoint Mortgage Funding Trust Series 2007-Ar1 Series 2006-AR5 Cl I-A-1, 1M Libor + 0.52%	1.07	10/25/2046	—	—
GreenPoint Mortgage Funding Trust Series 2005-Ar4 Cl I-A-1, 1M Libor + 0.52%	2.07	10/25/2045	1,028,724	955,746
GreenPoint Mortgage Funding Trust Series 2005-Ar4 Cl Giva1B, 1M Libor +	1.75	10/25/2045	772,515	618,199
GreenPoint Mortgage Funding Trust Series 2005-Ar5 Cl Iii-A1, 1M Libor +	2.11	11/25/2045	405,025	303,769
GreenPoint Mortgage Funding Trust Series 2006-Ar3 Cl Iv-A-1, 1M Libor +	1.76	4/25/2036	129,813	106,447
Harborview Mortgage Loan Trust Series 2005-1 Cl 2-A1B, 1M Libor + 0.66%	2.15	3/19/2035	13,258	6,629
Harborview Mortgage Loan Trust Series 2005-8 Cl 1-A2A, 1M Libor + 0.66%	1.83	9/19/2035	57,226	47,497
Harborview Mortgage Loan Trust Series 2005-14 Cl 2-A-1A, Variable	3.78	12/19/2035	314,385	283,202
Impac CMB Trust Series 2003-8 Cl 2-M-2, 1M Libor + 2.625%	4.18	10/25/2033	66,239	63,614
Impac CMB Trust Series 2003-8 Cl 2-B-1, 1M Libor + 4.5%	6.05	10/25/2033	120,602	120,602
Impac CMB Trust Series 2003-11 Cl 2-B-1, 1M Libor + 4.5%	6.05	10/25/2033	124,133	124,133
IndyMac INDX Mortgage Trust Series 2005-AR2 Cl 2-A-1, Variable	3.67	1/25/2036	78,518	72,290
IndyMac INDX Mortgage Loan Trust Series 05-A1 Cl B1, Variable	7.66	11/25/2035	—	—
Lehman XS Trust Series 2006-10N Cl 2-A1, 1M Libor + 0.12%	1.67	5/25/2036	740,574	555,431
Lehman XS Trust Series 2006-8 Cl 3-A3, STEP Coupon Bond	5.23	6/25/2036	250,371	225,537
Lehman XS Trust Series 2007-5H Cl 3-A4, Variable	3.29	5/25/2037	251,844	211,548	*
Long Beach Mortgage Loan Trust Series 2006-WL2 Cl II-A3, Variable	1.95	1/25/2036	7,855	7,388
MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 1-A-1, 12 MTA + 0.8%	1.86	12/25/2046	1,421,069	1,493,118	*
MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 1-A-2, 12 MTA + 0.8%	0.00	12/25/2046	—	—
MASTR Adjustable Rate Mortgage Trust Series 06-0A2 Cl 3A2, Cofi 11 + 1.5%	0.00	12/25/2046	—	—
MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 4-A-1A, 12 MTA + 0.85%	1.91	12/25/2046	1,390,392	1,593,515	*

The accompanying notes are an integral part of these financial statements.

18

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2017	Date	Balance	Fair Value
	%		$	$
Mortgage backed securities - continued

MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 4-A-1B, 12 MTA + 1.2%	2.26	12/25/2046	892,078	1,024,123	*
MASTR Adjustable Rate Mortgage Trust Series 2007-1 Cl I-2A1, 1M Libor + 0.16%	1.71	1/25/2047	86,044	77,439	*
MASTR Adjustable Rate Mortgages Trust 2006-OA1 Series 2006-OA1 Cl 1-A-1, 12 MTA + 0.8%	1.76	4/25/2046	283,306	218,194
MASTR Adjustable Rate Mortgage Trust Series 2007-3 Cl 2-2A5, 1M Libor + 0.68%	1.89	5/25/2047	195,761	113,543	*
ML Mtg Investors 2005-A3 Series 2005-A3 Cl A-1, 1M Libor + 0.27%	1.87	4/25/2035	25,210	23,445
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1 Cl A-1, Variable	2.15	2/25/2037	954,381	100,304
Morgan Stanley Mortgage Loan Trust Series 2006-16Ax Cl 2-A-2, 1M Libor + 0.17%	1.72	11/25/2036	135,712	61,138
Morgan Stanley Mortgage Loan Trust SER 2006-7 CL 1-A, Fixed	5.00	6/25/2021	33,301	29,998
Morgan Stanley Capital Series 2007-He4 Cl A-2A, 1M Libor + 0.11%	1.66	2/25/2037	2,605	1,172
Novastar Home Equity Loan Series 2002-3 Cl A-2, 1M Libor + 0.38%	2.09	7/25/2033	954	945
Novastar Mortgage Series 2006-Mta1 Cl 2A-1A, 1M Libor + 0.38%	1.74	9/25/2046	431,249	366,562
Option One Mortgage Loan Trust Series 2007-Fxd2 Cl Ii-A-5, STEP Coupon	6.10	3/25/2037	460,622	416,863
Popular ABS Mortgage Pass-Thru Trust Series 2005-6 Cl A-3, Variable	3.96	1/25/2036	112,898	111,769
Provident Home Equity Loan Trust 2000-2 Series 2000-2 Cl A-2	2.09	8/25/2031	181,207	130,469
Residential Accredit Loans Inc. Series 2006-QS12 Cl IIA-11, Fixed	5.00	9/25/2036	145,848	113,958
Residential Accredit Loan Inc. Series 2006-QS10 Cl A-1, Fixed	6.00	8/25/2036	206,854	175,826
Residential Accredit Loans Inc. Series 2005-QA3 Cl NB-II, Variable	3.81	3/25/2035	144,733	123,432
Residential Accredit Loans Inc. Series 2005-QA3 Cl NB-IV, Variable	3.70	3/25/2035	135,838	50,377
Residential Accredit Loans Inc. Series 2005-QA6 Cl NB-II3, Variable	4.06	5/25/2035	302,848	236,627
Residential Accredit Loans Inc. Series 2004-QA6 Cl NB-IV, Variable	3.85	12/26/2034	174,926	140,165
Residential Accredit Loans Inc. Series 2006-QA1 Cl AIII-1, Variable	5.12	1/25/2036	78,370	61,128
Residential Accredit Loans Inc. Series 2006-QA2 Cl III-A1, Variable	5.51	2/25/2036	292,856	234,660
Residential Funding Mortgage, Series 2005-SA2 Cl III-A2, Variable	3.86	6/25/2035	104,183	98,974
Saco I Trust Series 2005-Wm2 Cl M 1, 1M Libor + 0.825%	2.15	7/25/2035	253,811	640,084
Saco I Trust Series 2005-9 Cl M 1, 1M Libor + 0.69%	2.24	12/25/2035	74,619	181,751
Saco I Trust Series 2006-6 Cl A, 1M Libor + 0.26%	1.81	6/25/2036	347,319	800,334
Salomon Brothers Mortgage Secs 97-HUD2 Series 1997-HUD2 CL A-WAC, Variable	0.00	7/25/2024	304,811	229,037
Sequoia Mortgage Trust Series 2007-1 Cl 3-A1, Variable	3.78	1/20/2047	185,321	164,936
Structured Asset Mortgage Investments II Trust Series 2006-Ar2 Cl A-1, 1M Libor + 0.23%	1.78	2/25/2036	303,267	272,940
Structured Asset Mortgage Investments II Trust Series 2006-Ar5 Cl 2-A-1, 1M Libor + 0.21%	1.76	5/25/2036	74,300	60,926
Structured Asset Mortgage Investments II Trust Series 2006-Ar3 Cl Ii-2A1, Variable	2.95	5/25/2036	235,091	176,372
Structured Asset Mortgage Investments II Trust Series 2006-Ar6 Cl I-A-3, 1M Libor + 0.19%	1.74	7/25/2036	122,077	106,207

The accompanying notes are an integral part of these financial statements.

19

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2017	Date	Balance	Fair Value
	%		$	$
Mortgage backed securities - continued

TBW Mortgage Backed Pass-Through Certificates. Series 2006-6 Cl A-4, STEP Coupon Bond	5.92	1/25/2037	305,410	189,354
TBW Mortgage Backed Pass-Through Certificates. Series 2006-6 Cl A-5A, STEP Coupon Bond	5.96	1/25/2037	94,197	58,402
Wachovia Mortgage Loan Trust LLC Series 2006-A Cl 1-A-1, Variable	3.55	5/20/2036	536,903	467,634
Washington Mutual Mortgage Pass-Through Certificates Series 2007_OA5 Cl 1A- 1B, STEP Coupon Bond	1.75	6/25/2047	224,263	58,239
Washington Mutual Mortgage Securities Corporation Series 2002-Ar9 Cl I-B-1, 12 MTA + 1.4%	1.80	8/25/2042	194,657	155,975
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR4 Cl DA, 1M Libor + 0.25%	1.97	6/25/2046	48,090	27,479
Washington Mutual Mortgage Pass-Through Certificates Series 2006-Ar1 Cl A- 1A, 1M Libor + 0.25%	1.80	2/25/2036	15,567	12,142
Washington Mutual Mortgage Pass-Through Certificates Series 2006-Ar5 Cl 3A, 12 MTA + 0.94%	1.94	7/25/2046	80,779	51,698
Wells Fargo Asset Securities Mortgage Pass-Through Certificates Series 2003-I Cl B-2, Variable	3.38	9/25/2033	63,850	46,065

Total mortgage backed securities (Amortized cost $15,710,195)			33,777,718	21,179,411

Municipal Bonds - 0.6%

Puerto Rico Commonwealth Highway Series A B/E /R/ Defaulted, Fixed (Amortized cost $244,036)	5.25	7/1/2023	683,806	154,125

Investments in Securities, at Fair Value (Amortized cost $15,954,235)			$34,461,524	$21,333,536

The Fund’s portfolio of mortgage backed securities is collateralized by pools of residential mortgages with average nominal rates ranging from 0.28% to 7.66%, and stated maturities ranging from 2021 to 2047. At December 31, 2017, approximately 76% of the investments are floating rate bonds. The remainder are either fixed or hybrid rate bonds. Approximately 82% of the portfolio is invested in senior, super senior or senior mezzanine bonds (i.e. the highest or second highest bonds in the capital structure of a given deal). The range of interest rates used for recognizing interest income was 3.00% to37.4% during 2017. The period over which the securities will be generating cash is expected to be substantially shorter than the stated maturities.

*	Level 3 securities within the fair value hierarchy with the combined fair value of $5,412,652 and amortized cost of $1,818,897. These securities were fair valued using significant unobservable inputs. Refer to Note 4 for further detail.

The accompanying notes are an integral part of these financial statements.

20

ESM FUND I, L.P.

FINANCIAL STATEMENTS

DECEMBER 31, 2018

ESM FUND I, L.P.
FINANCIAL STATEMENTS
DECEMBER 31, 2018

CONTENTS

Report of Independent Auditors	1-2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Statement of Cash Flows	6

Notes to Financial Statements	7-16

Schedule of Investments	17-20

Sandler & Company, P.C. Certified Public Accountants and Advisors 144 Gould Street, Suite 204, Needham, MA 02494	Tel. (781) 455-1480 Fax. (781) 455-6239 www.sandlercpa.com

Report of Independent Auditors

To the Managing Members of

ESM Management LLC

Newton, Massachusetts

We have audited the accompanying financial statements of ESM Fund I, L.P., which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risk of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of ESM Fund I, L.P. as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Revision of Previously Issued Financial Statements

The 2018 financial statements that were previously issued on April 17, 2019 have been revised to include additional information and for certain other matters, as described in Note 8. Our opinion is not modified with respect to these revisions.

Comparative Information for 2017

The statement of changes in partners’ capital for the year ended December 31, 2018 is presented for comparative purposes together with changes in partners’ capital for the year ended December 31, 2017. We previously audited the financial statements of ESM Fund I, L.P. as of December 31, 2017 and for the year then ended, and our audit report dated April 27, 2018 was unqualified. The presentation of changes in partners’ capital for the year ended December 31, 2017 included in the current year financial statements has been taken from and is consistent with the 2017 financial statements.

Needham, Massachusetts

April 17, 2019, except for the revisions described in Note 8, which is as of June 27, 2019

2

ESM FUND I, L.P.
STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 2018

ASSETS

Investments in securities, at fair value (amortized cost $17,450,192)	$23,436,617
Deposits with broker	3,258,235
Cash at bank	550,259
Principal and interest payments due	87,342

Total assets	$27,332,453

LIABILITIES AND PARTNERS’ CAPITAL

Liabilities:
Accounts payable and accrued expenses	$29,000
Accrued management fees	57,234
Withdrawal payable	293

Total liabilities	86,527

Partners’ capital	27,245,926

Total liabilities and partners’ capital	$27,332,453

The accompanying notes are an integral part of these financial statements.

3

ESM FUND I, L.P.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

Investment income - interest	$1,179,965

Expenses:
Management fees	218,364
Audit fees	19,500
Legal fees	11,600
Administrator fees	14,400
Other expenses	1,292

Total expenses	265,156

Net investment income	914,809

Realized and unrealized gains and losses on investments:
Net realized gains and losses	1,243,372
Net change in unrealized gains and losses	607,124

Net realized and unrealized gains and losses on investments	1,850,496

Net increase in partners’ capital resulting from operations	$2,765,305

The accompanying notes are an integral part of these financial statements.

4

ESM FUND I, L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
YEAR ENDED DECEMBER 31, 2018
WITH COMPARATIVE INFORMATION FOR
YEAR ENDED DECEMBER 31, 2017

		General	Limited
	Total	Partner	Partners

Partners’ capital at December 31, 2016	$21,137,884	$1,154,215	$19,983,669

Year ended December 31, 2017

Capital contributions	507,380	207,380	300,000

Capital withdrawals	(751,539)	—	(751,539)

Increase in partners’ capital from operations:
Net investment income	829,475	63,112	766,363
Net realized gains and losses	1,399,406	85,023	1,314,383
Net change in unrealized gains and losses	1,147,230	70,717	1,076,513

Net increase in partners’ capital from operations	3,376,111	218,852	3,157,259

Partners’ capital at December 31, 2017	24,269,836	1,580,447	22,689,389

Year ended December 31, 2018

Capital contributions	210,785	210,785	—

Increase in partners’ capital from operations:
Net investment income	914,809	79,956	834,853
Net realized gains and losses	1,243,372	87,457	1,155,915
Net change in unrealized gains and losses	607,124	38,251	568,873
Net increase in partners’ capital from operations	2,765,305	205,664	2,559,641

Partners’ capital at December 31, 2018	$27,245,926	$1,996,896	$25,249,030

The accompanying notes are an integral part of these financial statements.

5

ESM FUND I, L.P.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2018

Cash flows from operating activities
Net increase in partners’ capital resulting from operations		$2,765,305
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Net change in unrealized gains and losses		(607,124)
Net realized gains and losses		(1,243,372)
Accrual of interest income		(1,165,398)
Purchases of investments		(6,750,245)
Proceeds from sales of investments		1,385,771
Principal and interest payments received		6,277,287
Capital contribution for proposed LTIC investment		(3,000,000)
Return of capital contribution for proposed LTIC investment		3,000,000
Changes in operating assets and liabilities:
Principal and interest payments due		(20,870)
Accounts payable and accrued expenses		(3,600)
Accrued management fees		7,579
Total adjustments		(2,119,972)
Net cash provided by operating activities		645,333
Cash flows from financing activities:
Capital contributions received		210,785
Partner withdrawals paid		(3,539)
Net cash provided by financing activities		207,246
Net increase in cash		852,579
Cash at beginning of period		2,955,915
Cash at end of period		$3,808,494

Cash on Cash Flow statement consists of:	December 31, 2017	December 31, 2018
Deposits with broker	$1,986,437	$3,258,235
Cash at Bank	969,478	550,259
	$2,955,915	$3,808,494

The Fund records interest income on the accrual basis, with corresponding increase to the amortized cost basis of the securities. Cash collected from borrowers is applied to reduce amortized cost of securities, with no separate accounting for cash applied to accrued interest or principal. Total cash collected from borrowers during the year exceeded the $1,165,398 amount of interest income accrued during the year.

The accompanying notes are an integral part of these financial statements.

6

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

1.	Nature of Operations

ESM Fund I, L.P. (the “Fund”) was organized as a limited partnership in 2009, pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act. Limited partnership interests are sold on a continuing basis through private offerings to institutional investors as well as selected high net-worth individuals.

The investment objective of the Fund is to provide capital appreciation by investing primarily in non-agency residential mortgage backed securities (“MBS”), taking advantage of perceived mispricings within the market, particularly those which were originally rated AAA. Non-agency MBS are securities backed by pools of residential mortgages which are not insured by government sponsored enterprises or agencies.

The Fund’s general partner is ESM Management LLC, a Delaware limited liability company. The managing members of the general partner are Eric S. Meyer and William R. Van de Water, who are responsible for making all investment decisions on behalf of the Fund.

The Fund is not required to register with the Securities Exchange Commission as an investment company because it has fewer than 100 investors.

2.	Significant Accounting Policies

Basis of Presentation

The financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America that are applicable to investment companies. (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the general partner to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Cash at Bank and Deposits with Broker

Cash at bank consists of checking accounts which are available for withdrawal at any time.

Deposits with broker include money market funds at the Fund’s broker that are available for immediate withdrawal. Deposits with broker are considered to be cash for purposes of the statement of cash flows.

7

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

2.	Significant Accounting Policies – continued

Valuation of Investments

The Fund values investments in securities at fair value. Substantially all of the Fund’s investments are MBS that are not actively traded and consequently do not have readily determinable market values. Fair value for these investments is determined by the Fund’s management using analytical tools such as relative value to other securities, yield analysis and reviewing recent transactions of comparable securities between willing market participants while adjusting for changes in current market conditions. In each analysis, items such as prevailing interest rates, forward yield curve, prepayment speeds, probable outcomes, and, if available, recent market transactions or negotiations related to similar or comparable securities are considered for reasonableness. These estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.

Fair Value

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between willing market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical assets or liabilities in active markets that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 – Valuations based on one or more of the following: quoted prices in active markets for securities which are not identical to those being valued; quoted prices for securities in markets which are not active; inputs other than quoted prices that are observable for the asset or liability being valued, either directly or indirectly.

8

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

2.	Significant Accounting Policies – continued

Fair Value - continued

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Most of the Fund’s investments are valued using primarily Level 2 observable inputs. However, for certain investments unobservable inputs are a significant factor in determining valuation, and those valuations are classified as Level 3 valuations.

Investment Transactions and Related Income

All MBS held by the Fund currently have been purchased at a discount from the face amount. At the time of purchase, the Fund estimates the amount and timing of cash which will be received from a particular security over its expected repayment period, including both interest and principal payments. The estimate includes the effects of expected defaults, liquidation losses, and prepayments in the underlying portfolio of mortgage loans. An interest rate is determined which equates the expected future cash flows with the purchase price. Interest income is recognized during each accounting period by accruing interest using the interest rate determined as above, multiplied by the amortized cost of the security. The interest accrual is applied to reduce the discount and thereby increase the amortized cost of the security. All cash received from the security is applied to reduce the amortized cost, including payments designated by the servicing agent as interest and as principal. The balance of amortized cost thus represents the original purchase price, plus all accrued interest, minus all cash received from a security. Interest rates used in accruing interest income may be adjusted if the estimates of future cash flows change.

Securities are adjusted to fair value at the end of each accounting period. The difference between the fair value and the amortized cost is treated as unrealized gains and losses. Changes in unrealized gains and losses are recognized in income. If a security is sold, the difference between the proceeds and the amortized cost is treated as a realized gain or loss.

Income Taxes

The Fund prepares U.S. and state partnership tax returns and reports to the partners their allocable shares of the Fund’s income, expenses, and trading gains or losses. No provision for income taxes has been made in these financial statements because each partner is individually responsible for reporting income or loss based on its respective share of the Fund’s income and expenses as reported for income tax purposes.

9

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

2.	Significant Accounting Policies – continued

Income Taxes - continued

The Partnership recognizes unrealized gains and losses on investments for financial statement purposes but not for income tax purposes. The difference between the Partnership’s basis in its assets and liabilities for financial statement and for income tax purposes is the net unrealized gains and losses on investments.

The Fund files tax returns as prescribed by the laws of the jurisdiction in which it operates. In the normal course of business, the Fund is subject to examination by federal and state authorities. As of December 31, 2018, the earliest tax year that remains subject to examination by the federal and state jurisdictions under the statute of limitations is the tax year ended December 31, 2015.

3.	Investments in Securities

The Fund invests primarily in non-agency mortgaged backed securities (“MBS”). These are securities collateralized by pools of residential mortgages which are not insured by government sponsored enterprises (“GSEs”) or government agencies including the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and Government National Mortgage Association. Most of the mortgages underlying the non-agency MBS are nonconforming (not eligible for GSE or agency purchase). The underlying mortgages can be nonconforming for a variety of reasons, including loan size above GSE limits, incomplete documentation of assets or income, excessive borrower debt-to-income ratio (as defined by the GSEs), or unusual loan terms for which GSEs have not established programs.

The MBS invested in by the Fund have a wide variety of payment characteristics and preferences. In addition, the interest rates can be fixed or floating. Each MBS will have specified preference for payment within a given cash flow stream. Most of the Fund’s MBS investments are the super-senior or senior tier of a senior-subordinate credit structure, they have floating interest rates, and the underlying collateral is primarily adjustable-rate mortgages. The maturity date of an MBS corresponds to the maturity dates of the underlying mortgage pool. However, the expected life of the MBS is generally shorter than the maturity date, because of anticipated prepayments in the underlying mortgage pool.

In 2018, the Fund’s purchases of investments amounted to $6,750,245 and its proceeds from sales of investments were $1,385,771.

10

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

4.	Fair Value Measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with GAAP. See Note 2 for a discussion of the Fund’s policies. The following table presents information about the Fund’s investments in securities measured at fair value as of December 31, 2018:

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Backed Securities	$—	$14,336,323	$5,768,832	$20,105,155
Reinsurance Bond	—	—	3,000,000	3,000,000
Municipal Bond	—	328,800	—	328,800
Limited Liability Company	—	—	2,662	2,662
Total Investments	$—	$14,665,123	$8,771,494	$23,436,617

Both observable and unobservable inputs were used to determine the fair value of the Fund’s investments in securities. As a result, the unrealized gains and losses on investments in securities include changes in fair value that were attributable to both observable inputs (such as, changes in current market interest rates, transaction activity, market yield on related securities) and unobservable inputs.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2018 are summarized as follows:

	Amortized Cost	Fair Value

Balance at January 1, 2018	$1,818,897	$5,412,652
Securities purchased	3,672,716	3,672,716
Proceeds from sale of securities	—	—
Principal and interest payments received	(1,512,960)	(1,512,960)
Accrual of interest income	193,118	193,118
Net change in unrealized gains and losses	—	678,096
Net realized gains and losses	327,872	327,872
Balance at December 31, 2018	$4,499,643	$8,771,494

The change in unrealized gains and losses is reported in the statement of operations.

11

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

4.	Fair Value Measurements – continued

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2018:

	Fair Value at	Valuation	Unobservable	Range of Inputs
Level 3 Assets	December 31, 2018	Technique	Inputs	(Weighted Average)

Mortgage Backed Securities	$5,768,832	Discounted future cash flows	Discount to proposed or anticipated settlements for loan representation or warranty breach lawsuits	30%
			Loan prepayment assumptions	3%
			Discounted value of a claim against a bond insurer (rate)	8%
Reinsurance Bonds	3,000,000	Discounted future cash flows	Discount rate applied to bond insurer for expected under collateralization in 2036	6-10%

			Expected under collateralization	40-50%

			Illiquidity discount	10-15%

Limited Liability Company	2,662	Income approach	Discount to book value	0%
	$8,771,494

5.	Partners’ Capital

With the consent of the general partner, limited partners may be admitted to the Fund on the first day of each calendar month and at such other times as the general partner will, in its sole discretion, permit.

Profits and losses for each accounting period are allocated to the partners in proportion to their capital accounts at the beginning of the period. Upon 45 days’ prior written notice to the Fund, any limited partner may withdraw all or any part of his capital account on the last business day of the calendar quarter occurring on or after the first anniversary of such limited partner’s investment in the Fund, and on the last business day of each calendar quarter thereafter. The general partner may waive any provision relating to withdrawals if it determines that such waiver will not adversely affect the Fund. Limited partners who make partial or entire withdrawals of their capital account will be paid as promptly as reasonably practicable, generally within 30 days. Withdrawals are subject to retention by the Fund of a reserve, in such amount as the general partner will determine, in its sole discretion, for Fund liabilities and contingencies, or as deemed appropriate by the general partner pending completion of the next year-end audit.

12

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

5.	Partners’ Capital - continued

The general partner may withdraw all or any part of its capital account on the last day of each quarter. Notwithstanding the foregoing, the general partner will not make a withdrawal to the extent that the withdrawal would reduce its capital account balance below the lesser of $100,000 or 1% of the total capital of the Fund.

6.	Related Party Transactions

Management Fees

The general partner receives a quarterly management fee calculated at an annual rate based upon the applicable percentage of each limited partner’s capital account. The annual rate of the management fee is 1.5% for limited partners with an investment of less than one million dollars and 1.0% for limited partners with an investment of one million dollars or more. The management fee will be paid quarterly in arrears based on the value of each partner’s capital account as of the first day of such calendar quarter (adjusted for contributions and withdrawals made during the quarter). The management fee will be prorated for any period that is less than a full calendar quarter. The general partner, in its sole discretion, may waive or reduce the management fee with respect to any limited partner. Management fees were $218,364 in 2018.

During the year, management fees due to the general partner were credited to the general partner’s capital account rather than being paid in cash, as summarized below:

	Balance		Credited	Balance
	Dec. 31,	Fees	To	Dec. 31,
	2017	Earned	Capital	2018
Accrued management fees	$49,655	$218,364	$(210,785)	$57,234

Limited Partner Interests Held by Related Parties

One of the managing members of the general partner, Eric S. Meyer, and two other principals have invested in the Fund as limited partners. Collectively their investment in the Fund represents approximately 50% of total limited partner interests at December 31, 2018. Limited partners related to Eric S. Meyer have also invested in the Fund and their investment in the Fund represents 33% of total limited partner interests at December 31, 2018.

13

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

6.	Related Party Transactions - continued

Investment in Long Term Insured Credit Fund, LLC

During 2018 the Fund made a commitment and invested $3 million into Long Term Insured Credit Fund, LLC (“LTIC”). LTIC is managed by ESM Management LLC. Four of the principals of ESM Management LLC, collectively, committed and invested $2 million in LTIC. Members of LTIC do not have the right to withdraw any portion of their capital accounts or terminate their capital commitments before the commitments expired on December 31, 2018. Management’s plan was to use LTIC’s capital to purchase a portfolio of auction rate bonds before the end of 2018.

LTIC was unable to execute the purchase of the auction rate bond portfolio as planned. In December 2018, LTIC returned the capital contributions to all of its investors. The members of LTIC agreed to reduce the amount of their capital commitments by 37% and to extend the commitment through March 31, 2019, while LTIC’s management continued to explore potential investments. The Fund had a capital commitment to LTIC as of December 31, 2018 of $2,010,000, subject to call through March 31, 2019.

LTIC has proposed extending commitments further until June 30, 2019 and to extend in a similar fashion on a quarterly basis going forward. The members have the option of extending their commitments and amending the commitment amounts. The Fund has agreed to extend its commitment.

In June 2019 LTIC determined that the proposed portfolio purchase could not be accomplished, and members of LTIC will not be asked to extend their commitments beyond June 30, 2019.

The Fund had net income from its investment in LTIC of $2,662 which is included in realized gains and losses on the statement of operations, and its capital balance at December 31, 2018 was $2,662.

7.	Credit and Market Risk

The securities in the Fund’s portfolio are subject to both credit and market risks. The Fund purchases securities at a discount from face value based on estimated future payment streams from the underlying collateral mortgages which may be insufficient to pay the entire principal and interest specified by the security terms. The credit risk is that the actual future payments will be lower than the estimates, reducing the return on the securities and their fair value. The portfolio is subject to the risk that the market for MBS may fluctuate, based on the availability of mortgage credit, changes in interest rates, and changes in the shape of the yield curve.

14

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

7.	Credit and Market Risk - continued

Additionally, market conditions may require more or less yield relative to United States Treasury securities in order to induce buyers to enter this market segment.

Cash deposited with the broker is not insured by the Federal Deposit Insurance Corporation and is subject to credit risk if the broker becomes unable to fulfill its contract obligations.

8.	Planned Fund Conversion and Revision of Financial Statements

During June 2019 the Fund began the process of filing a registration statement with the Securities Exchange Commission to convert the Fund from a limited partnership into a 1940 Act fund (also known as a conventional mutual fund), which will be subject to regulation by the Securities Exchange Commission. Prior to the conversion, certain securities for which valuations are difficult to establish will be transferred to a new limited partnership. At the time of the conversion, limited partners of the Fund will receive shares of common stock in the mutual fund and will also receive limited partnership interests in the new limited partnership.

The financial statements as of December 31, 2018 and for the year then ended, which were originally issued on April 17, 2019, have been revised to include additional information. The additional information includes disclosure of significant subsequent events concerning the planned Fund conversion and the expiration of the capital commitment to LTIC.

The disclosures in Note 4 concerning the fair value levels have been revised to reflect management’s determination that most of the Fund’s investments are more appropriately classified as Level 2 rather than Level 3 valuations, due to the increased availability of observable inputs as investments of this type became more frequently traded. The transfer from Level 3 to Level 2 was recorded as of the beginning of 2017 in revised financial statements for that year. This affected the amounts of Level 2 and Level 3 valuations at the beginning of 2018. Additional disclosures have been added about the detail of significant unobservable inputs used in fair value measurements of Level 3 assets.

The revisions to the financial statements had no effect on the statement of financial condition as of December 31, 2018 or on the statements of operations, changes in partners’ capital, and cash flows for the year then ended.

15

ESM FUND I, L.P.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

9.	Financial Highlights

Financial highlights for limited partner interests for the years ended December 31, 2014 through 2018 are shown below.

	2018	2017	2016	2015	2014

Total Return	11.28%	15.95%	4.08%	3.87%	10.22%

Ratio to Average Net Assets:

Expenses	1.10%	1.30%	1.20%	1.16%	1.18%

Net Investment Income	3.50%	3.60%	4.40%	4.72%	5.09%

Portfolio Turnover	6%	8%	4%	13%	1%

Ratios are calculated for the limited partner class taken as a whole. An individual limited partner’s return may vary based on timing of capital transactions, and on the rate of management fees charged.

10.	Subsequent Events

As explained in Note 8, in June 2019 the Fund began the process of converting from a limited partnership to a mutual fund, and the Fund’s 2018 financial statements have been revised for purposes of inclusion in the registration statement for the conversion. Also, in June 2019, plans to extend the Fund’s capital commitment to LTIC from quarter to quarter were discontinued, and the expiration of the capital commitment on June 30, 2019 is expected to be final.

Management has evaluated all subsequent events through June 27, 2019, the date the revised 2018 financial statements were available to be issued, and has determined that there are no other subsequent events which occurred that require recognition or additional disclosure in these financial statements.

16

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2018	Date	Balance	Fair Value
	%		$	$

Investments in Securities, at fair value - 86.0%

Mortgage backed securities - 73.8%

AFC Mortgage Loan Asset Backed Certificates 1998-3 Series 1998-3 CL 1A-2, 1M Libor + 0.72%	3.23	09/22/28	97,429	87,765
ADJUSTABLE Rate MTG 2005-10 Series 2005-10 CL 1-A-1 - Variable	4.28	01/25/36	160,859	144,774
ADJUSTABLE Rate MTG 2005-10 Series 2005-10 CL 6-A-1 - 1M Libor +	3.05	01/25/36	294,964	262,518
Aegis Asset Backed Securities Trust Series 2004-6 CL M2, 1M Libor + 1.0%	3.51	03/25/35	85,070	77,414
American Home Mortgage 2004-4 Series 2004-4 CL VII-A, 1M Libor + 0.2%	2.71	09/25/30	34,238	30,472
American Home Mortgage 2005-2 Series 2005-2 CL V-A-4D, STEP Coupon	5.33	09/25/35	269,888	237,752	*
American Home Mortgage Series 2006-2 CL III-A1, 1M Libor + 0.22%	2.73	06/25/36	450,047	81,008
Asset Backed Securities Corporation Home Equity Loan Trust Series 2007-HE2 CL A2, 1M Libor + 0.08%	2.59	05/25/37	9,908	6,044
Banc of America Fund Co Series 2005-E CL 8-A-1, Cofi 11 + 1.43	2.45	06/20/35	273,532	186,290
Banc of America Mortgage Securities, Inc. A TR Series 2002-L CL 2-A-1, Variable	5.00	12/25/32	11,181	10,627
Bear Stearns ALT-A 2006-3 Series 2006-3 CL III3A1, Variable	3.98	05/25/36	198,373	158,952
Bear Stearns Series 2006-SD3 CL II-1A1, Variable	4.31	07/25/36	137,105	128,951
Bear Stearns Alt A Trust Series 2007-1 CL I-A-1, Variable	3.99	09/25/47	65,331	48,438
Bear Stearns ABS TR Series 2006-SD4 CL 3A-1, 12 MTA + 0.98%	3.14	10/25/36	397,840	139,562
Bear Stearns Asset Backed Securities Trust Series 2007-SD1 CL II-2A1, Variable	3.79	10/25/36	117,967	76,853
Bear Stearns Mortgage Securities 1997-6 Series 1997-6 CL B-2, Variable	6.20	03/25/31	99,846	89,942
Bella Vista Mortgage Trust Series 2005-1 CL II-A, 1M Libor + 0.54%	3.04	02/22/35	59,743	54,964
CRD BASED ASSET Series VICING & SEC Series 2006-CB2 CL AF-4, STEP Coupon Bond	3.45	12/25/36	348,495	247,432
CitiMortgage Alternative Loan TR Series 2007-A1 CL IA-1, Fixed	6.00	01/25/37	38,274	32,574
Countrywide Asset-Backed Certificate Trust Series 2006-11 CL 1-AF-3, Variable	4.29	12/25/31	25,961	30,543
Countrywide Asset-Backed Certificate Trust Series 2002-S3 CL M2, Variable	5.09	05/25/32	14,084	12,676	*
CWABS Revolving HEQ 2004-J Series 2004-J CL 2-A, 1M Libor + 0.29%	2.75	12/15/33	41,596	39,100
Countrywide Alternative Loan Trust 2005-17 Series 2005-17 CL 1-A-2, 1M Libor + 0.56%	3.07	07/25/35	163,021	99,443
Countrywide Home Equity Loan Trust Series 2006-I CL 1-A, 1M Libor + 0.14%	2.60	01/15/37	136,049	126,608
Countrywide Home Loans Series 2004-25 CL 1-A-2, 1M Libor + 0.78%	3.29	02/25/35	5,655	4,693
Countrywide Home Loans Series 2005-7 CL 2-A-2, 1M Libor + 0.72%	3.23	03/25/35	5,977	2,241
Countrywide Home Loans Series 2005-11 CL 4-A-2, 1M Libor + 0.32%	3.15	04/25/35	7,850	3,375
Carrington Mortgage Loan Trust Series 2006-NC5 CL A-5, 1M Libor + 0.06%	2.57	01/25/37	11,101	9,658
Centex Home Equity Loan Trust 2004-C Series 2004-C CL M-2, 1M Libor + 0.795%	3.30	06/25/34	229,086	208,468
Centex Home Equity Loan Trust 2004-D Series 2004-D CL MF-2, STEP Coupon Bond	5.20	09/25/34	332,914	307,946
Conti Mortgage Home Equity Loan Trust 97-4Series 1997-4 CL B, Variable	6.43	10/15/28	48,403	96,805
Credit Suisse First Boston Mortgage 2002-AR31 Series 2002-AR31 CL C-B-1, Variable	4.55	11/25/32	129,883	117,000

The accompanying notes are an integral part of these financial statements.

17

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2018	Date	Balance	Fair Value
	%		$	$

Mortgage backed securities - continued

Home Equity Mortgage Trust Series 2004-1 CL B, 1M Libor + 2.5%	5.01	06/25/34	82,043	153,260
Countrywide Asset Backed Certificates Trust Series 2006-13 CL 1-AF-3, Variable	4.42	05/25/33	16,016	15,857
CWHEQ, Inc. Home Equity Loan Trust 2006-S4 Series 2006-S4 CL A-6, Fixed	5.83	07/25/34	46,857	46,393	*
DSLA Mortgage Loan Trust Series 2004-AR1 CL A-2A, 1M Libor + 0.82%	3.29	09/19/44	82,124	75,554
Delta Funding Home Equity Loan Trust Series 1995-2 CL A-5, Fixed	7.10	01/25/27	43,456	41,283
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB2 CL A-3, Variable	5.30	06/25/36	337,730	297,516
Deutsche Mortgage Securities Inc Series 2004-1 CL B-2, Variable	5.50	09/25/33	72,713	64,055
Equity One ABS, Inc. Series 2004-2 CL M-1, STEP Coupon Bond	4.82	07/25/34	163,343	155,176
First Horizon Mortgage Trust Series 2000-H CL IV-B-2, Variable	4.22	05/25/30	48,236	38,589
First Mortgage Horizon Alternative Mortgage Securities Trust Series 2005-AA1 CL I-A-1, Variable	3.95	03/25/35	68,542	56,205
Fremont Home Loan Trust Series 2005-A Cl M3, 1M Libor + 0.735%	3.24	01/25/35	68,938	62,100
GMACM Home Equity Trust Series 2005-HE1 Cl A1VN, 1M Libor + 0.5%	3.01	08/25/35	31,361	42,414
GSR Mortgage Loan Trust Series 06-Ar1 Cl B1	3.80	01/25/36	—	—
Ginnie Mae interest only Gnr 2013-141 Ia, Fixed	0.26	06/16/40	—	444,094	*
Ginnie Mae interest only Gnr 2013-43 Io, Variable	0.45	08/16/48	—	178,105
GreenPoint Manufactured Housing Credit Trust Series 2001-2 Cl I-A-2, Variable	5.90	02/20/32	1,365,000	1,365,000
GreenPoint Mortgage Funding Trust Series 2005-Ar4 Cl I-A-1, 1M Libor + 0.52%	3.03	10/25/45	862,287	801,927
GreenPoint Mortgage Funding Trust Series 2005-Ar4 Cl Giva1B, 1M Libor +	2.71	10/25/45	697,488	585,890
GreenPoint Mortgage Funding Trust Series 2005-Ar5 Cl Iii-A1, 1M Libor +	3.07	11/25/45	337,542	270,033
GreenPoint Mortgage Funding Trust Series 2006-Ar3 Cl Iv-A-1, 1M Libor +	2.72	04/25/36	113,335	96,335
Harborview Mortgage Loan Trust Series 2005-1 Cl 2-A1B, 1M Libor + 0.66%	3.13	03/19/35	10,362	6,217
Harborview Mortgage Loan Trust Series 2005-8 Cl 1-A2A, 1M Libor + 0.66%	3.13	09/19/35	47,595	40,455
Harborview Mortgage Loan Trust Series 2005-14 Cl 2-A-1A, Variable	4.73	12/19/35	183,580	174,484
Home Equity Mortgage Trust Series 2007-1 Cl A-1, 1M Libor + 0.34%	2.85	05/25/37	29,741	27,086
Impac CMB Trust Series 2003-8 Cl 2-M-2, 1M Libor + 2.625%	5.13	10/25/33	12,571	11,948
Impac CMB Trust Series 2003-8 Cl 2-B-1, 1M Libor + 4.5%	7.01	10/25/33	22,888	22,661
Impac CMB Trust Series 2003-11 Cl 2-B-1, 1M Libor + 4.5%	6.25	10/25/33	118,059	116,890
IndyMac INDX Mortgage Trust Series 2005-AR2 Cl 2-A-1, Variable	4.59	01/25/36	59,256	53,967
IndyMac INDX Mortgage Loan Trust Series 05-A1 Cl B1	7.66	11/25/35	—	—
Lehman XS Trust Series 2006-10N Cl 2-A1, 1M Libor + 0.12%	2.75	05/25/36	742,437	623,647
Lehman XS Trust Series 2006-8 Cl 3-A3, STEP Coupon Bond	5.02	06/25/36	158,761	144,591
Lehman XS Trust Series 2007-5H Cl 3-A4, Variable	3.23	05/25/37	210,501	168,401	*
MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 1-A-1, 12 MTA + 0.8%	2.96	12/25/46	1,243,782	1,713,488	*
MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 1-A-2, 12 MTA + 0.8%	—	12/25/46	—	—
MASTR Adjustable Rate Mortgage Trust Series 06-0A2 Cl 3A2, Cofi 11 + 1.5%	—	12/25/46	—	—
MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 4-A-1A, 12 MTA + 0.85%	3.01	12/25/46	1,198,759	1,766,934	*

The accompanying notes are an integral part of these financial statements.

18

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2018	Date	Balance	Fair Value
	%		$	$

Mortgage backed securities - continued

MASTR Adjustable Rate Mortgage Trust Series 2006-Oa2 Cl 4-A-1B, 12 MTA + 1.2%	3.36	12/25/46	768,919	1,133,680	*
MASTR Adjustable Rate Mortgage Trust Series 2007-1 Cl I-2A1, 1M Libor + 0.16%	2.67	01/25/47	75,399	73,137	*
MASTR Adjustable Rate Mortgage Trust Series 2007-3 Cl 2-2A2, 1M Libor + 0.42%	2.72	05/25/47	315,820	1,593,310
MASTR Adjustable Rate Mortgage Trust Series 2007-3 Cl 2-2A5, 1M Libor + 0.68%	2.85	05/25/47	191,419	172,277	*
ML Mtg Investors 2005-A3 Series 2005-A3 Cl A-1, 1M Libor + 0.27%	3.05	04/25/35	12,853	12,210
Morgan Stanley Mortgage Loan Trust Series 2006-16Ax Cl 2-A-2, 1M Libor + 0.17%	2.68	11/25/36	127,970	48,679
Morgan Stanley Mortgage Loan Trust Series 2006-7 Cl 1-A, Fixed	5.00	06/25/21	26,845	23,115
Morgan Stanley Capital Series 2007-He4 Cl A-2A, 1M Libor + 0.11%	2.62	02/25/37	2,493	947
Novastar Mortgage Series 2006-Mta1 Cl 2A-1A, 1M Libor + 0.38%	1.72	09/25/46	352,372	303,040
Option One Mortgage Loan Trust Series 2007-Fxd2 Cl Ii-A-5, STEP Coupon	6.10	03/25/37	412,531	379,529
Popular ABS Mortgage Pass-Thru Trust Series 2005-6 Cl A-3, Variable	3.83	01/25/36	34,747	34,052
Residential Accredit Loans Inc. Series 2006-QS12 Cl IIA-11, Fixed	5.00	09/25/36	125,380	105,461
Residential Accredit Loan Inc. Series 2006-QS10 Cl A-1, Fixed	6.00	08/25/36	175,688	145,821
Residential Accredit Loans Inc. Series 2005-QA3 Cl NB-II, Variable	4.24	03/25/35	88,308	81,303
Residential Accredit Loans Inc. Series 2005-QA3 Cl NB-IV, Variable	3.95	03/25/35	136,523	43,783
Residential Accredit Loans Inc. Series 2005-QA6 Cl NB-II3, Variable	4.42	05/25/35	236,151	177,446
Residential Accredit Loans Inc. Series 2004-QA6 Cl NB-IV, Variable	4.63	12/26/34	146,004	125,715
Residential Accredit Loans Inc. Series 2006-QA1 Cl AIII-1, Variable	5.49	01/25/36	63,273	53,149
Residential Accredit Loans Inc. Series 2006-QA2 Cl III-A1, Variable	5.71	02/25/36	249,256	212,138
Residential Funding Mortgage, Series 2005-SA2 Cl III-A2, Variable	4.22	06/25/35	48,273	45,860
Saco I Trust Series 2005-Wm2 Cl M 1, 1M Libor + 0.825%	3.33	07/25/35	212,762	576,002
Saco I Trust Series 2005-9 Cl M 1, 1M Libor + 0.69%	3.20	12/25/35	74,678	183,187
Saco I Trust Series 2006-6 Cl A, 1M Libor + 0.26%	2.77	06/25/36	258,118	245,329
Salomon Brothers Mortgage Secs 97-Hud2 Series 1997-Hud2 Cl A-Wac, Variable	0	07/25/24	243,619	189,135
Sequoia Mortgage Trust Series 2007-1 Cl 3-A1, Variable	4.24	01/20/47	150,860	132,757
Structure Adjustable Rate Mortgage Loan Trust Series 2005-22 Cl 1-A1	3.33	12/25/35	—	—
Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2002-14A Cl 2-A1, Variable	4.37	07/25/32	3,985	3,788
Structured Asset Mortgage Investments II Trust Series 2006-Ar2 Cl A-1, 1M Libor + 0.23%	2.74	02/25/36	257,847	232,062
Structured Asset Mortgage Investments II Trust Series 2006-Ar5 Cl 2-A-1, 1M Libor + 0.21%	2.72	05/25/36	64,701	52,408
Structured Asset Mortgage Investments II Trust Series 2006-Ar3 Cl Ii-2A1, Variable	3.89	05/25/36	213,752	160,615
Structured Asset Mortgage Investments II Trust Series 2006-Ar6 Cl I-A-3, 1M Libor + 0.19%	2.70	07/25/36	104,869	73,408

The accompanying notes are an integral part of these financial statements.

19

ESM FUND I, L.P.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

	Interest	Stated	Remaining
	Rate at	Maturity	Principal
Securities	12/31/2018	Date	Balance	Fair Value
	%		$	$

Mortgage backed securities - continued

Wachovia Mortgage Loan Trust LLC Series 2006-A Cl 1-A-1, Variable	4.00	05/20/36	380,050	349,905
Washington Mutual Mortgage Securities Corporation Series 2002-Ar9 Cl I-B-1, 12 MTA + 1.4%	3.43	08/25/42	165,519	140,871
Washington Mutual Mortgage Securities Corporation 2003-Ar1 Series 2003-Ar1 Cl Ii-A, Variable	3.69	02/25/33	26,286	24,984
Washington Mutual Mortgage Pass-Through Certificates Series 2006-Ar1 Cl A- 1A, 1M Libor + 0.25%	3.01	02/25/36	13,640	10,503
Washington Mutual Mortgage Pass-Through Certificates Series 2006-Ar5 Cl 3A, 12 MTA + 0.94%	3.10	07/25/46	72,523	48,590
Washington Mutual Mortgage Pass-Through Certificates Series 2006-Ar8 Cl 2A, 12 MTA + 0.85%	2.79	10/25/46	88,355	69,917
Wells Fargo Asset Securities Mortgage Pass-Through Certificates Series 2003-I Cl B-2, Variable	4.47	09/25/33	42,562	25,599
Total mortgage backed securities (Amortized cost $14,255,687)			18,741,323	20,105,155

Reinsurance Bonds - 11.0%

Ballantyne RE PLC 2006-1 A-3, Fixed (Amortized cost $2,949,520)	2.30	05/02/36	5,000,000	3,000,000	*

Municipal Bonds - 1.2%

Puerto Rico Commonwealth Highway Series A B/E /R/ Defaulted, Fixed (Amortized cost $242,326)	5.25	07/01/23	683,290	328,800

Limited Liability Companies - 0.0%

Long Term Insured Credit Fund, LLC (Cost $2,659)			—	2,662	*

Investments in Securities, at Fair Value (Amortized cost $17,450,192)			$24,424,613	$23,436,617

The Fund’s portfolio of mortgage backed securities is collateralized by pools of residential mortgages with average nominal interest rates ranging from 0.26% to 7.66%, and stated maturities ranging from 2021 to 2048. At December 31, 2018, approximately 76% of the investments are floating rate bonds. The remainder are either fixed or hybrid rate bonds. Approximately 82% of the portfolio is invested in senior, super senior or senior mezzanine bonds (i.e. the highest or second highest bonds in the capital structure of a given deal). The range of interest rates used for recognizing interest income was 3.75% to 37.6% during 2018. The period over which the securities will be generating cash is expected to be substantially shorter than the stated maturities.

*	Level 3 securities within the fair value hierarchy with the combined fair value of $8,771,494 and amortized cost of $4,499,643. These securities were fair valued using significant unobservable inputs. Refer to Note 4 for further detail.

The accompanying notes are an integral part of these financial statements.

20

Part C – OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 filed March 4, 2016.

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(d)(1)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(d)(2)	Amendment to the Management Agreement between the Registrant and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(d)(3)	Management Agreement between the Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 18, 2018.

(d)(4)	Sub-Advisory Agreement, dated January 29, 2018, between Rational Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed April 27, 2018.

(d)(5)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(6)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the Rational Dynamic Momentum Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(d)(7)	Sub-Advisory Agreement between Rational Advisors, Inc. and Van Hulzen Asset Management, LLC, relating to the Rational Iron Horse Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(8)	[RESERVED]

(d)(9)	Sub-Advisory Agreement between Rational Advisors, Inc. and PVG Asset Management Corp., relating to the Rational Dividend Capture Fund and the Catalyst Dividend Capture VA Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Cicero Capital Partners relating to the Rational Income Opportunities Fund. Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(d)(11)	Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(d)(12)	Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC relating to the Rational Hedged Return Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(d)(13)	Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(d)(14)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the Rational/ReSolve Adaptive Asset Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(d)(15)	Sub-Advisory Agreement between Rational Advisors, Inc. and Tuttle Tactical Management, LLC. relating to the Dividend Capture VA Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 184 filed October 29, 2018.

(d)(16)	Sub-Advisory Agreement between Rational Advisors, Inc. and Context Insurance Strategies, LLC relating to the Context Insurance Linked Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed on December 28, 2018.

(d)(17)	Form of Sub-Advisory Agreement between Rational Advisors, Inc. and ESM Management, LLC relating to the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(e)(1)	Underwriting Agreement, between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed on July 5, 2016.

(e)(2)	Amended Schedule A to the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(g)(1)	Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(g)(2)	Amended Schedule to Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(h)(1)	Fund Services Agreement dated April 16, 2016, between the Registrant and Gemini Fund Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed July 5, 2016.

(h)(2) Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed April 13, 2017.

(h)(3)	Amended Exhibit A to the Expense Limitation Agreement between Registrant and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 190 filed April 30, 2019.

(h)(4)	Expense Limitation Agreement between Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(h)(5)	Amended Exhibit A to the Expense Limitation Agreement between Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 190 filed April 30, 2019.

(h)(6) Expense Limitation Agreement between Registrant and Rational Advisors, Inc. with respect to the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(h)(7)	Expense Limitation Agreement between Registrant and Rational Advisors, Inc. with respect to the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 194 filed June 8, 2019..

(h)(8) Shareholder Services Plan, dated February 26, 2016 – Incorporated by reference to Registrant’s Post Effective Amendment No. 115 filed March 4, 2016.

(h)(9)	Amended Exhibit A to Shareholder Services Plan – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(h)(10) Management Services Agreement between the Registrant and MFund Services, LLC dated January 1, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(h)(11) Amendment to Exhibit A to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(h)(12) Wholesale Marketing and Distribution Agent Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(h)(13)	Management Agreement, dated January 1, 2016, between Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(14) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation respecting Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(15) Compliance Services Agreement, dated April 16, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed on December 28, 2018.

(h)(16) Management Agreement between the Registrant and Rational Advisors, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(h)(17) Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ReSolve Adaptive Asset Allocation Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(h)(18) Management Agreement with Rational Advisors, Inc. relating to RNW Fund Limited (a wholly-owned subsidiary of Rational NuWave Enhanced Market Opportunity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(h)(19) Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, Inc. relating to the RNW Fund Limited (a wholly-owned subsidiary of Rational NuWave Enhanced Market Opportunity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(i)(1)	Opinion and Consent of Stradley, Ronon, Stevens & Young LLP – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(j)(1)	Consent of Sandler & Co., P.C., with respect to the predecessor fund of the Rational Special Situations Income Fund – Filed Herewith.

(j)(2)	Consent of Cohen & Company, Ltd. – Filed Herewith.

(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996.

(m)(1)	Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(m)(2) Exhibit to Distribution Plan of the Registrant dated March 22, 2019 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(n)(1)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(n)(2)	Amended Multiple Class Plan of the Registrant dated March 22, 2019 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(1)	Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(2)	Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(3) Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(4) Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(5) Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(6)	Power of Attorney of Tobias Caldwell, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(7) Power of Attorney of Stephen Lachenauer, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(8) Power of Attorney of Donald McIntosh, director of RDMF Fund Limited, – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(9)	Power of Attorney of Tobias Caldwell –Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(10)	Power of Attorney of Stephen Lachenauer –Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(11) Power of Attorney of Donald McIntosh –Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(12) Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(13) Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(p)(1)	Code of Ethics of The Huntington Funds, dated April 16, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014.

(p)(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed April 27, 2018.

(p)(3) Code of Ethics of Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(p)(4) Code of Ethics of Van Hulzen Asset Management, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(p)(5)	[RESERVED]

(p)(6)	Code of Ethics of PVG Asset Management Corp – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(p)(7)	Code of Ethics of Cicero Capital Partners - Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(8) Code of Ethics of Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(9) Code of Ethics of Northern Lights Distributors, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(10) Code of Ethics of Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(p)(11) Code of Ethics of Warrington Asset Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(p)(12) Code of Ethics of NuWave Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(p)(13)	Code of Ethics of ReSolve Asset Management, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(p)(14)	Code of Ethics of Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(p)(15) Code of Ethics of Context Insurance Strategies, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed on December 28, 2018.

(p)(16) Code of Ethics of ESM Management LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

(a)    Rational Advisors, Inc. (“Rational”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly-owned subsidiary of Rational Capital LLC.

(i)	Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17645 Wright Street, Ste. 200, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17645 Wright Street, Ste. 200, Omaha, Nebraska 68130;

Managing Member of Catalyst Capital Advisors, 36 North New York Avenue, Huntington, NY 11743, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, a registered investment advisor. AlphaCentric serves as an advisor to certain series of MFST.

Managing Member of Rational Capital LLC, 36 North New York Avenue, Huntington, NY 11743, a holdings company.

(b)    Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st floor, Dallas, TX 75201, is registered with the SEC as an investment adviser, file number 801-31237.

i.       BHMS has engaged in no other business during the past two fiscal years.

ii.       Aidan J. Riordan, Member Board of Managers of BHMS, is also the Executive Vice President and  Head of Affiliate Management of BrightSphere Investment Group plc.

(c)    Chesapeake Capital Corporation (“Chesapeake”), 1721 Summit Avenue, Richmond, Virginia 23230, is registered with the SEC as an investment adviser, file number 801-106985. Chesapeake is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.	Chesapeake has engaged in no other business during the past two fiscal years.

ii.	R. Jerry Parker, Jr., Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, is also the Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake Capital Holdings, Inc.

(d)    Van Hulzen Asset Management, LLC (“Van Hulzen”), 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, is registered with the SEC as an investment adviser, file number 801-61884.

i.	Van Hulzen has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Van Hulzen have engaged in any other business during the last two fiscal years

(e) [RESERVED]

(f) PVG Asset Management Inc. (“PVG”), 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100 Centennial, CO 80122, is registered with the SEC as an investment adviser, file number 801-30581.

i.	PVG Asset Management has engaged in no other business during the past two fiscal years.

ii.	Patrick S. Adams, Chief Executive Officer of PVG, was the Managing Member of Choice Investment Management, LLC and Choice Capital Management, LLC. He has since relinquished his position as of December 31, 2016. Mr. Adams was also Chairman of the Board of Directors of LifeCare Medical Devices and Centennial Brands, Inc. Mr. Adams has since relinquished these positions as of October 31, 2016. Joe Pecoraro, CCO and Portfolio Manager of PVG, was a Principle in PVG Investment Company, LLC and the company has since been dissolved as of December 31, 2016.

(g) Cicero Capital Partners, LLC (“Cicero”), 7061 Deepage Drive, Suite 207, Columbia, MD 21045, is registered with the SEC as an investment advisor, file number 801-110566.

i.	Cicero has engaged in no other business during the past two fiscal years.
ii.	None of the directors or officers of Cicero have engaged in any other business during the last two fiscal years.

(h) Accuvest Global Advisors (“Accuvest”), 3100 Oak Road #380, Walnut Creek, CA 94597, is registered with the SEC as an investment advisor, file number 801-68887.

i.            Accuvest has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Accuvest have engaged in any other business during the last two fiscal years.

(i) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

i.            Warrington has engaged in no other business during the past two fiscal years.

ii.	Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

iii.	Greg Fomin, Chief Compliance Officer of Warrington is the Chief Operating Officer and Chief Compliance Officer of Warrington, GP, LLC.

(j) NuWave Investment Management, LLC (“NuWave”), 35 Waterview Boulevard, Parsippany, New Jersey 07054, is registered with the SEC as an investment advisor, file number 801-70310.

i.            NuWave has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of NuWave have engaged in any other business during the last two fiscal years.

(k) ReSolve Asset Management, Inc. (“ReSolve”), 1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9, is registered with the SEC as an investment advisor, file number 801-107065.

i.            ReSolve has engaged in no other business during the past two fiscal years.

ii.	Michael Philbrick, President of ReSolve, is also a Director of Upper Canada Cheese.

(l) Tuttle Tactical Management, LLC (“Tuttle Management”), 155 Lockwood Road, Riverside, CT 06878, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-72204.

(i) Tuttle Management has engaged in no other business during the past two fiscal years.

(ii) Matthew Tuttle is the Managing Member, Chief Investment Officer of Tuttle Management and was formerly engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Formerly President of Tuttle Wealth Management, LLC, 155 Lockwood Road, Riverside, CT 06878, a registered investment adviser.

Formerly Chief Investment Officer of Tuttle Wealth Management, LLC, 125 Greenwich Avenue, Greenwich, CT 06830, a registered investment adviser.

(m) Context Insurance Strategies, LLC (“Context”), 401 City Ave., Suite 800, Bala Cynwyd, PA 19004, is registered with the Securities and Exchange Commission as an investment adviser, File Number 801-114404.

(i)	Context has engaged in no other business during the past two fiscal years.

(ii) Michelle Sullivan, Chief Operating Officer of Context is the Managing Director of Fund Operations of Context Capital Partners, LP and the Chief Operating Officer of Context Oak River Capital Management LLC. Ms. Sullivan was the Chief Operations Officer and Chief Compliance Officer for Granite Peak Asset Management, LLC. She relinquished these positions as of June 2018.

(n) ESM Management LLC (“ESM”), 262 West 38TH Street, Suite 507, New York, NY 10018, is registered with the SEC as an investment advisor, file number 801-70456.

i.            ESM has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of ESM have engaged in any other business during the last two fiscal years.
ITEM 32.	Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow ETF Trust, Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Destra Multi-Alternative Fund, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund, Princeton Private Investments Access Fund.

(b)    NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17645 Wright Street, Ste. 200, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
William J. Strait	President and General Counsel	None
Daniel Applegarth	Treasurer /FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Kevin Hesselbirg	Manager	None
Kevin Wolf	Manager	None
David Young	Manager	None
Julie Lane	Manager	None
William Wostoupal	Manager	None
Michael Wagner	Manager	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

ITEM 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue, Huntington, NY 11743

Northern Lights Distributors, LLC (“Distributor”)	17645 Wright Street, Ste. 200, Omaha, Nebraska 68130

Rational Advisors, Inc. (“Advisor”)	36 North New York Avenue Huntington, NY 11743

The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43215

Gemini Fund Services, LLC

Barrow, Hanley, Mewhinney & Strauss, LLC

Chesapeake Capital Corporation

Van Hulzen Asset Management, LLC

PVG Asset Management, Inc.

Cicero Capital Partners, LLC

Accuvest Global Advisors

17645 Wright Street, Ste. 200, Omaha, Nebraska 68130

JP Morgan Chase Tower, 2200 Ross Avenue, 31st floor, Dallas, TX 75201

1721 Summit Avenue, Richmond, Virginia 23230

4370 Town Center Blvd.,

Suite 220, El Dorado Hills, CA 95762

24918 Genesee Trail Road

Golden, CO 80401 and

6898 S. University Blvd, Suite 100

Centennial, CO 80122

7061 Deepage Dr

Columbia, MD 21045

3100 Oak Road #380, Walnut Creek, CA 94597

Warrington Asset Management LLC	200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646
NuWave Investment Management, LLC	35 Waterview Boulevard Parsippany, NJ 07054
ReSolve Asset Management, Inc.	1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9
Tuttle Tactical Management, LLC	155 Lockwood Road, Riverside, CT 06878
Context Insurance Strategies, LLC	401 City Ave., Suite 800, Bala Cynwyd, PA 19004
ESM Management LLC	262 West 38th Street, Suite 507, New York, NY 10018.

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States at the address provided in the Registrant’s Statement of Additional Information. The Registrant further undertakes that each Subsidiary maintains its books and records consistently with the requirements of Section 31 of Investment Company Act of 1940 and rules thereunder, and submits to the examination of its books and records by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Huntington, and the State of New York, on the 12th day of July, 2019.

Mutual Fund and Variable Insurance Trust

BY: /s/ Jerry Szilagyi

Jerry Szilagyi

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

/s/ Jerry Szilagyi_	July 12, 2019
Jerry Szilagyi, President and Principal Executive Officer	Date

/s/ Erik Naviloff	July 12, 2019
Erik Naviloff, Treasurer and Principal	Date
Financial Officer

/s/ Tobias Caldwell	July 12, 2019
Tobias Caldwell, Trustee	Date

/s/ Stephen Lachenauer	July 12, 2019
Stephen Lachenauer, Trustee	Date

/s/ Donald McIntosh	July 12, 2019
Donald McIntosh, Trustee	Date

INDEX TO EXHIBITS

(j)(1)	Consent of Sandler & Co., P.C., with respect to the predecessor Fund of the Rational Special Situations Income Fund
(j)(2)	Consent of Cohen & Company, Ltd.